UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® International New Discovery Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

9/30/10

MIO-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial

markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. However, as we head toward the end of 2010, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Christian Dior S.A.	2.0%
Croda International PLC	1.2%
Iluka Resources Ltd.	1.2%
Bunzl PLC	1.2%
Amadeus Holdings AG	1.1%
Synthes, Inc.	1.1%
Kerry Group PLC	1.1%
Venture Corp. Ltd.	1.0%
Konica Minolta Holdings, Inc.	1.0%
Novo Nordisk A/S, “B”	1.0%

Equity sectors
Financial Services	16.1%
Health Care	10.6%
Consumer Staples	10.3%
Special Products & Services	10.2%
Basic Materials	9.7%
Technology	8.1%
Retailing	7.6%
Industrial Goods & Services	7.1%
Utilities & Communications	5.0%
Energy	4.6%
Autos & Housing	3.8%
Leisure	3.4%
Transportation	2.7%

Country weightings
United Kingdom	16.0%
Japan	14.0%
Brazil	7.4%
Germany	7.0%
Australia	6.0%
France	4.4%
Switzerland	3.6%
Hong Kong	3.1%
Netherlands	2.9%
Other Countries	35.6%

Percentages are based on net assets as of 9/30/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2010, Class A shares of the MFS International New Discovery Fund (the “fund”) provided a total return of 17.43%, at net asset value. This compares with a return of 14.54% for the fund’s benchmark, the Standard & Poor’s Global Ex U.S. SmallCap Index.

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. Although policy uncertainty remained very elevated, the prospects for more easing by the Fed improved market sentiment and drove asset prices well off their recent lows.

Contributors to Performance

Stock selection in the consumer staples sector was a key driver of positive relative performance. Holdings of fashion and beauty products maker Christian Dior (b) (France) and natural health care products maker Dabur India (b) were among the top contributors over the reporting period. Shares of Dabur India rose as the company delivered solid sales growth during the period, particularly in its Consumer Care division. A normal monsoon season, which helped moderate input costs and boost consumer demands, also had a beneficial effect on the company’s financial results.

Stock selection in the health care sector had a positive impact on relative results. The fund’s holdings of strong-performing over-the-counter pharmaceutical and personal care products manufacturer Genomma Lab Internacional (Mexico), pharmaceutical company Novo Nordisk (b) (Denmark),

3

Management Review – continued

and dental health plan provider Odontoprev (Brazil) bolstered relative returns. The stock price of Genomma Lab Internacional soared as the company reported exceptional earnings growth and reiterated expected sales growth for 2010. For Novo Nordisk, the price increase was, in part, a result of the company’s recent approval of a new diabetes drug, Victoza.

Stock selection in the special products & services sector aided relative performance. However, no individual stocks within this sector were among the fund’s top relative contributors.

Standout relative contributors in other sectors included specialty chemical products manufacturer Croda International (United Kingdom), mining company Iluka Resources (Australia), mobile phone maker HTC (b) (Taiwan), oil and gas exploration company Cairn Energy (b) (India), and reconstituted wooden boards manufacturer Duratex (Brazil).

Detractors from Performance

An underweighted position in the strong-performing basic materials sector held back relative performance. The fund’s holdings of agricultural chemicals company Nufarm (Australia) weighed on relative results. During the reporting period, the share price of Nufarm plummeted after the company announced an earnings shortfall due to weak herbicide pricing and suspended quarterly dividend payments to investors.

Elsewhere, parcel delivery services company Yamato Holding (b) (Japan), financial services firms, Unione Di Banche (b) (Italy) and Macquarie Group Ltd. (b) (Australia), information technology consulting firm Nomura Research Institute (b) (Japan), securities trading firm Deutsche Boerse (b) (Germany), and medical device maker Synthes (b) were among the fund’s top relative detractors. The fund’s timing of ownership in shares of engineering and infrastructure management services provider Downer EDI (Australia), home builder Bellway PLC (United Kingdom), and apparel retailer Billabong International (Australia) also dampened relative performance.

During the reporting period, the fund’s currency exposure was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Respectfully,

David Antonelli	Peter Fruzzetti	Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

4

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/09/97	17.43%	6.23%	8.68%	N/A
B	10/02/00	16.59%	5.48%	7.98%	N/A
C	10/02/00	16.57%	5.48%	7.96%	N/A
I	10/09/97	17.72%	6.54%	9.04%	N/A
R1	4/01/05	16.51%	5.43%	N/A	6.87%
R2	10/31/03	17.17%	5.95%	N/A	10.54%
R3	4/01/05	17.48%	6.22%	N/A	7.67%
R4	4/01/05	17.73%	6.50%	N/A	7.96%
529A	7/31/02	17.29%	6.01%	N/A	12.79%
529B	7/31/02	16.44%	5.29%	N/A	12.03%
529C	7/31/02	16.45%	5.30%	N/A	12.04%
Comparative benchmark
Standard & Poor’s Global Ex U.S. SmallCap Index (f)		14.54%	6.51%	8.82%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		10.68%	4.98%	8.04%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		12.59%	5.22%	7.98%	N/A
C With CDSC (1% for 12 months) (x)		15.57%	5.48%	7.96%	N/A
529A With Initial Sales Charge (5.75%)		10.54%	4.77%	N/A	11.97%
529B With CDSC (Declining over six years from 4% to 0%) (x)		12.44%	5.03%	N/A	12.03%
529C With CDSC (1% for 12 months) (x)		15.45%	5.30%	N/A	12.04%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Standard & Poor’s Global Ex U.S. SmallCap Index – represents the small capitalization stock component (the bottom 20% of the available market capitalization within each country) of the S&P Global Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2010 through September 30, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010 through September 30, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

9

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/10	Ending Account Value 9/30/10	Expenses Paid During Period (p) 4/01/10-9/30/10
A	Actual	1.46%	$1,000.00	$1,073.74	$7.59
	Hypothetical (h)	1.46%	$1,000.00	$1,017.75	$7.38
B	Actual	2.20%	$1,000.00	$1,069.54	$11.41
	Hypothetical (h)	2.20%	$1,000.00	$1,014.04	$11.11
C	Actual	2.21%	$1,000.00	$1,069.21	$11.46
	Hypothetical (h)	2.21%	$1,000.00	$1,013.99	$11.16
I	Actual	1.21%	$1,000.00	$1,074.94	$6.29
	Hypothetical (h)	1.21%	$1,000.00	$1,019.00	$6.12
R1	Actual	2.21%	$1,000.00	$1,069.04	$11.46
	Hypothetical (h)	2.21%	$1,000.00	$1,013.99	$11.16
R2	Actual	1.71%	$1,000.00	$1,072.20	$8.88
	Hypothetical (h)	1.71%	$1,000.00	$1,016.50	$8.64
R3	Actual	1.46%	$1,000.00	$1,073.48	$7.59
	Hypothetical (h)	1.46%	$1,000.00	$1,017.75	$7.38
R4	Actual	1.21%	$1,000.00	$1,074.80	$6.29
	Hypothetical (h)	1.21%	$1,000.00	$1,019.00	$6.12
529A	Actual	1.56%	$1,000.00	$1,073.08	$8.11
	Hypothetical (h)	1.56%	$1,000.00	$1,017.25	$7.89
529B	Actual	2.31%	$1,000.00	$1,068.63	$11.98
	Hypothetical (h)	2.31%	$1,000.00	$1,013.49	$11.66
529C	Actual	2.31%	$1,000.00	$1,069.08	$11.98
	Hypothetical (h)	2.31%	$1,000.00	$1,013.49	$11.66

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.2%
Issuer	Shares/Par	Value ($)

Aerospace - 0.5%
Finmeccanica S.p.A.	231,500	$2,750,388
Meggitt PLC	1,837,786	8,551,229

		$11,301,617
Airlines - 0.8%
Copa Holdings S.A., “A”	107,780	$5,810,420
Qantas Airways Ltd. (a)	4,939,100	13,319,145

		$19,129,565
Alcoholic Beverages - 1.2%
Carlsberg Group	72,700	$7,580,120
Davide Campari-Milano S.p.A.	967,834	5,788,866
Heineken Holding N.V.	136,004	5,949,725
Pernod Ricard S.A.	132,438	11,058,449

		$30,377,160
Apparel Manufacturers - 2.5%
Billabong International Ltd.	1,198,757	$9,234,509
Burberry Group PLC	758,690	12,394,992
Cia.Hering	219,800	9,457,116
Compagnie Financiere Richemont S.A.	172,627	8,311,182
GERRY WEBER International AG	8,595	352,158
Li & Fung Ltd.	1,795,000	10,098,372
Stella International Holdings Ltd.	6,393,000	12,540,706

		$62,389,035
Automotive - 0.8%
Mando Corp. (a)	106,310	$12,866,284
USS Co. Ltd.	99,820	7,449,432

		$20,315,716
Biotechnology - 0.5%
Actelion Ltd. (a)	127,884	$5,123,689
Lonza Group AG	44,248	3,780,206
TECHNE Corp.	60,000	3,703,800

		$12,607,695
Broadcasting - 0.4%
Grupo Televisa S.A., ADR	282,390	$5,342,819

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Broadcasting - continued
Rightmove PLC	331,500	$3,819,726

		$9,162,545
Brokerage & Asset Managers - 4.1%
Aberdeen Asset Management PLC	7,780,445	$19,616,793
Bolsa Mexicana de Valores S.A. de C.V.	2,632,900	4,414,753
CETIP S.A. - Balcao Organizado de Ativos e Derivativos	580,600	5,727,077
Daiwa Securities Group, Inc.	2,052,000	8,283,709
Deutsche Boerse AG	243,900	16,274,050
GAM Holding Ltd. (a)	126,423	1,916,962
Hong Kong Exchanges & Clearing Ltd.	257,400	5,069,143
ICAP PLC	640,164	4,339,309
IG Group Holdings PLC	1,802,955	14,082,007
Osaka Securities Exchange Co. Ltd.	2,717	13,327,881
Rathbone Brothers PLC	641,435	8,519,514
Van Lanschot N.V. (a)	48,159	2,133,715

		$103,704,913
Business Services - 7.2%
Amadeus Fire AG	253,777	$8,809,909
Amadeus Holdings AG (a)	1,509,268	27,766,092
Bunzl PLC	2,491,376	29,705,002
Cabcharge Australia Ltd.	1,659,900	8,872,201
Capgemini	93,879	4,709,684
Cielo S.A.	600,040	5,223,752
CTS Eventim AG	152,750	7,907,779
Electrocomponents PLC	1,130,717	4,312,719
HomeServe PLC	1,012,085	6,987,542
Infosys Technology Ltd.	204,560	13,886,954
Intertek Group PLC	500,239	14,380,606
Kroton Educacional S.A., IEU (a)	564,716	5,003,010
LPS Brasil - Consultoria de Imoveis S.A.	399,500	7,189,583
MITIE Group PLC	816,400	2,452,107
Nomura Research Institute Ltd.	637,000	11,972,365
Redecard S.A.	268,200	4,160,904
Sodexo	216,434	14,044,554
TAKKT AG	357,368	4,658,434

		$182,043,197
Cable TV - 0.6%
Naspers	187,000	$9,143,087
Net Servicos de Comunicacao S.A., IPS (a)	445,800	5,822,801

		$14,965,888

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - 1.0%
Nufarm Ltd.	1,118,868	$3,904,005
Syngenta AG	57,898	14,388,329
Victrex PLC	372,623	7,469,110

		$25,761,444
Computer Software - 1.2%
Autonomy Corp. PLC (a)	150,000	$4,272,063
OBIC Co. Ltd.	95,040	17,965,156
Totvs S.A.	111,700	8,575,550

		$30,812,769
Computer Software - Systems - 3.6%
Acer, Inc.	5,023,348	$12,766,795
Fujitsu Ltd.	1,300,000	9,125,539
Konica Minolta Holdings, Inc.	2,502,000	24,396,598
NICE Systems Ltd. (a)	283,100	8,720,574
Ricoh Co. Ltd.	521,000	7,345,676
Venture Corp. Ltd.	3,304,000	24,671,341
Wincor Nixdorf AG	58,964	3,844,301

		$90,870,824
Conglomerates - 0.9%
Ansell Ltd.	465,414	$6,005,443
DCC PLC	163,856	4,693,144
First Pacific Co. Ltd.	8,136,000	7,392,694
Smiths Group PLC	262,605	5,028,694

		$23,119,975
Construction - 3.0%
Anhui Conch Cement Co. Ltd.	2,956,000	$13,429,696
Bellway PLC	2,083,254	18,850,082
BUZZI UNICEM S.p.A	543,300	5,740,066
Corporacion GEO S.A.B. de C.V. (a)	1,800,000	5,165,038
Corporacion Moctezuma S.A. de C.V.	1,415,100	3,424,992
Duratex S.A.	1,622,775	17,599,244
Geberit AG	52,784	9,400,295
Urbi Desarrollos Urbanos S.A.B. de C.V. (a)	1,296,500	2,698,630

		$76,308,043
Consumer Products - 5.7%
Beiersdorf AG	208,068	$12,735,827
Christian Dior S.A.	390,842	51,086,336
Dabur India Ltd.	6,097,562	14,655,318

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Products - continued
Hengan International Group Co. Ltd.	1,234,000	$12,302,068
Henkel KGaA, IPS	324,806	17,445,996
Kimberly-Clark de Mexico S.A. de C.V., “A”	808,060	5,145,258
Kose Corp.	179,500	4,261,727
Milbon Co. Ltd.	157,300	4,352,695
Natura Cosmeticos S.A.	209,530	5,634,524
PZ Cussons	427,300	2,463,471
Shiseido Co. Ltd.	206,600	4,637,858
Uni-Charm Corp.	219,000	8,814,566

		$143,535,644
Consumer Services - 1.4%
Anhanguera Educacional Participacoes S.A., IEU	764,200	$13,554,162
Dignity PLC	1,078,253	11,670,472
Rakuten NPV	7,566	5,537,645
Thomas Cook Group PLC	1,188,852	3,208,481

		$33,970,760
Containers - 1.1%
Klabin S.A., IPS	2,136,200	$5,933,889
Mayr-Melnhof Karton AG	85,690	8,691,177
Owens-Illinois, Inc. (a)(s)	218,200	6,122,692
Viscofan S.A.	207,728	6,847,418

		$27,595,176
Electrical Equipment - 1.2%
Legrand S.A.	289,820	$9,802,359
OMRON Corp.	78,821	1,790,185
Prysmian S.p.A.	113,356	2,070,736
Sensata Technologies Holding B.V. (a)	225,000	4,446,000
Spectris PLC	699,270	11,786,725

		$29,896,005
Electronics - 2.8%
Advantech Co. Ltd.	5,919,352	$15,574,500
Domino Printing Sciences PLC	368,106	3,139,939
Halma PLC	1,188,055	5,906,889
Hirose Electric Co. Ltd.	68,408	6,891,606
Hoya Corp.	339,300	8,271,149
Infineon Technologies AG (a)	909,300	6,298,424
Melexis N.V.	237,947	3,607,119
Seoul Semiconductor Co. Ltd.	226,619	8,625,534

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - continued
Siliconware Precision Industries Co.	10,937,000	$11,482,598

		$69,797,758
Energy - Independent - 2.7%
Bankers Petroleum Ltd. (a)	1,186,700	$9,376,879
Cairn Energy PLC (a)	1,400,000	9,975,843
Cobalt International Energy, Inc. (a)	273,400	2,610,970
EnQuest PLC (a)	207,119	376,771
Galp Energia SGPS S.A.	634,367	10,948,378
Motor Oil (Hellas) Corinth Refineries S.A.	118,394	1,162,084
Nexen, Inc.	303,337	6,102,708
Niko Resources Ltd.	150,000	14,762,368
PTT Exploration & Production Public Co. Ltd.	1,479,300	7,506,168
Santos Ltd.	409,222	5,066,784

		$67,888,953
Engineering - Construction - 2.3%
Downer EDI Ltd.	3,607,300	$17,154,248
JGC Corp.	750,000	13,018,088
K-Green Trust NPV, IEU (a)	698,400	578,858
Keppel Corp. Ltd	2,797,000	19,098,973
North American Energy Partners, Inc. (a)	484,071	3,945,179
Toshiba Plant Kensetsu Co. Ltd.	329,000	4,390,345

		$58,185,691
Food & Beverages - 2.1%
Associated British Foods PLC	510,110	$8,405,971
Coca-Cola Hellenic Bottling Co. S.A.	120,232	3,173,225
Cranswick PLC	8,402	108,229
Grupo Continental S.A.	2,383,390	6,899,578
Kerry Group PLC	754,563	26,472,514
Tiger Brands Ltd.	308,900	8,402,488

		$53,462,005
Food & Drug Stores - 1.4%
Dairy Farm International Holdings Ltd.	636,300	$4,835,880
FamilyMart Co. Ltd.	111,500	3,997,598
Lawson, Inc.	260,700	11,945,107
Magnit OJSC, GDR	368,150	9,277,380
Sundrug Co. Ltd.	186,100	5,022,560

		$35,078,525

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Forest & Paper Products - 0.2%
Suzano Papel e Celulose S.A., IPS	557,350	$5,286,919

Gaming & Lodging - 1.4%
Genting Berhad	1,577,800	$5,070,222
Ladbrokes PLC	2,536,114	5,346,503
Paddy Power PLC	125,840	4,422,595
Sands China Ltd. (a)	6,941,600	12,525,361
William Hill PLC	2,801,414	7,305,230

		$34,669,911
General Merchandise - 1.0%
Dunelm Group PLC	600,000	$3,691,929
Lotte Shopping Co. Ltd.	22,632	9,427,932
Shinsegae Co. Ltd.	23,541	12,407,929

		$25,527,790
Health Maintenance Organizations - 0.2%
Odontoprev S.A.	478,600	$5,626,096

Insurance - 4.4%
Admiral Group PLC	610,199	$15,969,636
Aflac, Inc.	81,759	4,227,758
Amlin PLC	1,340,126	8,448,183
Aspen Insurance Holdings Ltd. (s)	381,685	11,557,422
Catlin Group Ltd.	1,488,461	7,961,651
China Pacific Insurance (Group) Co. Ltd	632,600	2,376,678
Hiscox Ltd.	3,184,979	17,451,453
Jardine Lloyd Thompson Group PLC	594,060	5,389,281
Mediolanum S.p.A. (l)	827,800	3,681,726
QBE Insurance Group Ltd.	665,161	11,096,650
Samsung Fire & Marine Insurance Co. Ltd.	59,808	10,228,073
SNS REAAL Groep N.V. (a)	598,257	2,450,799
Storebrand A.S.A. (a)	1,687,200	10,324,907

		$111,164,217
Internet - 0.1%
Universo Online S.A., IPS	393,500	$2,255,881

Leisure & Toys – 0.6%
Sankyo Co. Ltd.	230,200	$12,188,356
Shimano, Inc.	50,200	2,657,930

		$14,846,286

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - 3.1%
Beml Ltd.	303,020	$7,277,268
Faiveley SA	33,600	2,925,120
GEA Group AG	850,500	21,258,408
GLORY Ltd.	274,300	6,696,495
Neopost S.A.	116,829	8,694,393
Rotork PLC	166,366	4,495,123
Sandvik AB	589,200	9,029,852
Sinotruk (Hong Kong) Ltd.	4,625,500	4,715,609
T.K. Corp. (a)	257,664	6,632,263
Union Tool Co.	209,400	5,250,050

		$76,974,581
Major Banks - 0.6%
Banco Santander Chile, ADR	56,630	$5,467,627
Julius Baer Group Ltd.	126,423	4,601,995
KBC Group N.V. (a)	130,582	5,857,614

		$15,927,236
Medical & Health Technology & Services - 3.1%
Diagnosticos da America S.A.	945,600	$11,400,851
Fleury S.A.	524,100	6,504,787
Fresenius Medical Care AG & Co. KGaA	142,490	8,800,473
Kobayashi Pharmaceutical Co. Ltd.	321,800	14,282,092
Miraca Holdings, Inc.	502,800	17,797,964
SSL International PLC	979,448	17,817,160

		$76,603,327
Medical Equipment - 4.1%
Cochlear Ltd.	272,910	$18,530,626
DENTSPLY International, Inc. (s)	223,600	7,148,492
DIASORIN S.p.A.	142,200	5,840,826
Essilor International S.A.	79,209	5,449,835
Nakanishi, Inc.	74,600	8,266,052
QIAGEN N.V. (a)	233,493	4,177,810
Smith & Nephew PLC	1,086,446	9,907,382
Sonova Holding AG	64,167	7,835,995
Synthes, Inc.	234,787	27,142,730
Terumo Corp.	72,100	3,826,102
Waters Corp. (a)	62,687	4,436,986

		$102,562,836
Metals & Mining - 3.1%
Grupo Mexico S.A.B. de C.V.	1,685,544	$4,852,661

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - continued
Iluka Resources Ltd. (a)	5,130,300	$29,752,149
Inmet Mining Corp.	219,543	12,230,736
Maanshan Iron & Steel Co. Ltd.	5,956,000	3,723,052
SSAB Svenskt Stal AB, “A”	174,000	2,775,078
Steel Authority of India Ltd.	1,634,167	7,458,944
Ternium S.A., ADR	138,400	4,518,760
Usinas Siderurgicas de Minas Gerais S.A., “A”, IPS	344,000	4,615,130
voestalpine AG	215,903	7,952,790

		$77,879,300
Natural Gas - Distribution - 0.1%
Tokyo Gas Co. Ltd.	757,000	$3,436,787

Natural Gas - Pipeline - 0.7%
Enagas S.A.	848,508	$17,194,770

Network & Telecom - 0.4%
HTC Corp.	473,571	$10,747,302

Oil Services - 1.9%
Acergy S.A.	405,658	$7,483,892
Aker Kvaerner A.S.A.	508,159	7,366,001
Fugro N.V.	137,477	9,039,988
Petrofac Ltd.	207,119	4,467,237
Petroleum Geo-Services ASA (a)	253,477	2,889,849
Saipem S.p.A.	181,933	7,286,832
Schoeller-Bleckmann Nooter Apparatetechnik GMBH	147,550	9,637,984

		$48,171,783
Other Banks & Diversified Financials - 4.8%
Aeon Credit Service Co. Ltd.	637,700	$6,867,421
Banco Compartamos S.A.	854,800	5,448,976
Banco Panamericano S.A., IPS	1,242,200	6,166,950
Chiba Bank Ltd.	2,560,451	14,936,987
Commercial International Bank	1,108,295	8,273,764
Credicorp Ltd.	42,900	4,886,310
CSU Cardsystem S.A.	1,717,990	8,224,420
Housing Development Finance Corp. Ltd.	857,095	13,985,135
Jyske Bank (a)	165,206	6,442,877
Macquarie Group Ltd.	268,743	9,421,261
Public Bank Berhad	40,588	165,139
Public Bank Berhad	2,140,000	8,623,777

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
Shizuoka Bank Ltd.	881,000	$7,587,913
Siam Commercial Bank Public Co. Ltd.	747,400	2,548,794
Sydbank (a)	236,929	5,521,467
Unione di Banche Italiane Scpa	1,062,904	10,302,418

		$119,403,609
Pharmaceuticals - 2.7%
Genomma Lab Internacional S.A., “B” (a)	6,112,100	$11,752,126
Hisamitsu Pharmaceutical Co., Inc.	148,400	6,061,859
Merck KGaA	72,609	6,099,408
Novo Nordisk A/S, “B”	243,645	24,178,205
Santen Pharmaceutical Co. Ltd.	490,400	16,983,067
Virbac SA	25,000	3,454,476

		$68,529,141
Precious Metals & Minerals - 0.7%
Newcrest Mining Ltd.	452,757	$17,360,079

Printing & Publishing - 0.4%
Reed Elsevier PLC	1,165,236	$9,847,924

Railroad & Shipping - 0.4%
Aegean Marine Petroleum Network, Inc.	300,000	$4,992,000
Diana Shipping, Inc. (a)	400,000	5,080,000

		$10,072,000
Real Estate - 2.2%
Ascendas Real Estate Investment Trust, REIT	5,839,466	$9,724,303
Brasil Brokers Participacoes	2,103,300	9,323,138
China Overseas Land & Investment Ltd.	2,746,000	5,811,341
City Developments Ltd.	553,400	5,369,465
Deutsche Wohnen AG (a)	1,504,275	17,896,484
Hang Lung Properties Ltd.	967,000	4,723,548
Midland Holdings Ltd.	2,872,000	2,657,734

		$55,506,013
Special Products & Services - 0.7%
Filtrona PLC	2,307,793	$8,762,379
Sika AG	4,411	8,138,343

		$16,900,722
Specialty Chemicals - 3.6%
Air Water, Inc.	256,000	$3,042,070

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - continued
Akzo Nobel N.V.	217,731	$13,432,670
Croda International PLC	1,347,083	31,361,086
Linde AG	158,240	20,597,011
Mexichem S.A.B de C.V.	1,801,500	5,040,680
Symrise AG	643,568	17,884,659

		$91,358,176
Specialty Stores - 2.7%
Abc-Mart, Inc.	311,100	$9,577,468
Bulgari S.p.A. (l)	518,751	4,695,724
Carpetright PLC	374,957	4,606,136
Esprit Holdings Ltd.	2,424,168	13,153,686
Jumbo S.A.	502,515	3,384,165
NEXT PLC	469,622	16,348,079
Nitori Co. Ltd.	75,000	6,270,963
Point, Inc.	47,890	2,174,211
Shimamura Co. Ltd.	31,100	2,887,219
Yamada Denki Co. Ltd.	75,200	4,666,219

		$67,763,870
Telecommunications - Wireless - 0.5%
Cellcom Israel Ltd.	200,000	$6,074,000
Vivo Participacoes S.A., ADR	212,000	5,760,040

		$11,834,040
Telephone Services - 2.5%
China Unicom Ltd.	7,353,252	$10,766,150
Empresa Nacional de Telecomunicaciones S.A.	464,230	7,539,598
PT XL Axiata Tbk (a)	22,455,500	13,586,521
Royal KPN N.V.	1,551,777	23,999,894
Telekom Austria AG	275,829	4,151,304
Telenet Group Holding N.V.	100,000	3,354,958

		$63,398,425
Tobacco - 1.3%
KT&G Corp.	142,632	$8,506,008
Swedish Match AB	859,549	22,928,618

		$31,434,626
Trucking - 1.5%
DSV	355,044	$7,247,917
TNT N.V.	636,572	17,104,472

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Trucking - continued
Yamato Holdings Co. Ltd.	1,109,700	$13,425,934

		$37,778,323
Utilities - Electric Power - 1.2%
Cheung Kong Infrastructure Holdings Ltd.	1,261,000	$5,005,742
CPFL Energia S.A.	246,900	5,647,181
Eletropaulo Metropolitana S.A., IPS	321,500	5,738,357
Equatorial Energia S.A.	701,800	4,251,448
Redentor Energia S.A. (a)	701,800	3,202,066
Tractebel Energia S.A.	465,600	6,967,489

		$30,812,283
Total Common Stocks (Identified Cost, $2,098,223,342)		$2,493,155,156

Collateral for Securities Loaned - 0.2%
Morgan Stanley Repurchase Agreement, 0.25%, dated 9/30/10, due 10/01/10, total to be received $4,988,785 (secured by various U.S. Treasury and Federal Agency obligations valued at $5,088,528 in an individually traded account), at Cost and Net Asset Value	4,988,750	$4,988,750

Money Market Funds (v) - 1.5%
MFS Institutional Money Market Portfolio, 0.23%, at Cost and Net Asset Value	37,168,300	$37,168,300
Total Investments (Identified Cost, $2,140,380,392)		$2,535,312,206

Other Assets, Less Liabilities - (0.9)%		(22,359,778)
Net Assets - 100.0%		$2,512,952,428

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At September 30, 2010, the value of securities pledged amounted to $180,915. At September 30, 2010, the fund had no short sales outstanding.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt
IEU	International Equity Unit
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

21

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,103,212,092)	$2,498,143,906
Underlying funds, at cost and value	37,168,300
Total investments, at value, including $4,835,165 of securities on loan (identified cost, $2,140,380,392)	$2,535,312,206
Receivables for
Investments sold	9,777,118
Fund shares sold	3,599,310
Interest and dividends	8,792,432
Other assets	3,279
Total assets	$2,557,484,345
Liabilities
Payable to custodian	$20,007
Payables for
Investments purchased	7,934,930
Fund shares reacquired	27,474,566
Collateral for securities loaned, at value	4,988,750
Payable to affiliates
Investment adviser	129,343
Shareholder servicing costs	1,648,880
Distribution and service fees	34,578
Administrative services fee	1,995
Program manager fees	28
Payable for independent Trustees’ compensation	4,152
Accrued expenses and other liabilities	2,294,688
Total liabilities	$44,531,917
Net assets	$2,512,952,428
Net assets consist of
Paid-in capital	$2,728,095,151
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $1,797,275 deferred country tax)	393,312,568
Accumulated net realized gain (loss) on investments and foreign currency transactions	(633,658,507)
Undistributed net investment income	25,203,216
Net assets	$2,512,952,428
Shares of beneficial interest outstanding	123,807,716

22

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,359,614,126	67,183,660	$20.24
Class B	85,228,909	4,397,836	19.38
Class C	170,746,504	8,841,917	19.31
Class I	774,647,399	37,247,991	20.80
Class R1	2,881,475	152,520	18.89
Class R2	42,678,544	2,160,958	19.75
Class R3	21,894,526	1,086,300	20.16
Class R4	50,049,940	2,470,829	20.26
Class 529A	3,607,374	180,659	19.97
Class 529B	833,749	44,262	18.84
Class 529C	769,882	40,784	18.88

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $21.47 [100 / 94.25 x $20.24] and $21.19 [100 / 94.25 x $19.97], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$63,059,740
Interest	552,851
Dividends from underlying funds	93,799
Foreign taxes withheld	(3,730,659)
Total investment income	$59,975,731
Expenses
Management fee	$21,637,842
Distribution and service fees	6,101,594
Program manager fees	4,538
Shareholder servicing costs	3,886,589
Administrative services fee	337,796
Independent Trustees’ compensation	58,390
Custodian fee	1,145,768
Shareholder communications	188,164
Auditing fees	57,965
Legal fees	39,750
Miscellaneous	266,721
Total expenses	$33,725,117
Fees paid indirectly	(319)
Reduction of expenses by investment adviser	(11,865)
Net expenses	$33,712,933
Net investment income	$26,262,798
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $120,286 country tax refund)	$98,751,440
Foreign currency transactions	(1,141,033)
Net realized gain (loss) on investments and foreign currency transactions	$97,610,407
Change in unrealized appreciation (depreciation)
Investments (net of $1,759,686 decrease in deferred country tax)	$251,185,878
Translation of assets and liabilities in foreign currencies	23,445
Net unrealized gain (loss) on investments and foreign currency translation	$251,209,323
Net realized and unrealized gain (loss) on investments and foreign currency	$348,819,730
Change in net assets from operations	$375,082,528

See Notes to Financial Statements

24

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2010	2009
Change in net assets
From operations
Net investment income	$26,262,798	$25,507,461
Net realized gain (loss) on investments and foreign currency transactions	97,610,407	(719,916,818)
Net unrealized gain (loss) on investments and foreign currency translation	251,209,323	725,439,098
Change in net assets from operations	$375,082,528	$31,029,741
Distributions declared to shareholders
From net investment income	$(25,090,658)	$(35,164,627)
From net realized gain on investments	—	(130,611,977)
Total distributions declared to shareholders	$(25,090,658)	$(165,776,604)
Change in net assets from fund share transactions	$(25,605,978)	$(285,383,457)
Total change in net assets	$324,385,892	$(420,130,320)
Net assets
At beginning of period	2,188,566,536	2,608,696,856
At end of period (including undistributed net investment income of $25,203,216 and $24,810,283, respectively)	$2,512,952,428	$2,188,566,536

See Notes to Financial Statements

25

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.43	$17.39	$30.87	$26.64	$24.15
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.20	$0.27	$0.25	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	2.80	1.05	(8.25)	6.84	4.07
Total from investment operations	$3.01	$1.25	$(7.98)	$7.09	$4.27
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.26)	$(0.27)	$(0.23)	$(0.13)
From net realized gain on investments	—	(0.95)	(5.23)	(2.63)	(1.65)
Total distributions declared to shareholders	$(0.20)	$(1.21)	$(5.50)	$(2.86)	$(1.78)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$ 0.00 (w)	$ 0.00 (w)
Net asset value, end of period	$20.24	$17.43	$17.39	$30.87	$26.64
Total return (%) (r)(s)(t)	17.43	9.88	(31.08)	28.17	18.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.54	1.50	1.51	1.55
Expenses after expense reductions (f)	1.44	1.52	1.45	1.46	1.55
Net investment income	1.14	1.48	1.14	0.88	0.77
Portfolio turnover	34	42	66	67	68
Net assets at end of period (000 omitted)	$1,359,614	$1,253,375	$1,472,636	$2,891,693	$2,635,185

See Notes to Financial Statements

26

Financial Highlights – continued

Class B	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$16.70	$16.66	$29.76	$25.77	$23.44
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.09	$0.10	$0.05	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	2.70	1.02	(7.93)	6.61	3.95
Total from investment operations	$2.76	$1.11	$(7.83)	$6.66	$3.98
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.12)	$(0.04)	$(0.04)	$—
From net realized gain on investments	—	(0.95)	(5.23)	(2.63)	(1.65)
Total distributions declared to shareholders	$(0.08)	$(1.07)	$(5.27)	$(2.67)	$(1.65)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$19.38	$16.70	$16.66	$29.76	$25.77
Total return (%) (r)(s)(t)	16.59	9.05	(31.57)	27.30	17.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.26	2.15	2.16	2.20
Expenses after expense reductions (f)	2.19	2.26	2.15	2.16	2.20
Net investment income	0.33	0.70	0.42	0.16	0.10
Portfolio turnover	34	42	66	67	68
Net assets at end of period (000 omitted)	$85,229	$101,608	$143,620	$301,724	$311,077

See Notes to Financial Statements

27

Financial Highlights – continued

Class C	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$16.66	$16.61	$29.69	$25.74	$23.41
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.09	$0.09	$0.05	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	2.68	1.01	(7.89)	6.59	3.95
Total from investment operations	$2.75	$1.10	$(7.80)	$6.64	$3.98
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.10)	$(0.05)	$(0.06)	$(0.00	)(w)
From net realized gain on investments	—	(0.95)	(5.23)	(2.63)	(1.65)
Total distributions declared to shareholders	$(0.10)	$(1.05)	$(5.28)	$(2.69)	$(1.65)
Redemption fees added to paid-in capital (d)	$ —	$ —	$ —	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$19.31	$16.66	$16.61	$29.69	$25.74
Total return (%) (r)(s)(t)	16.57	9.04	(31.55)	27.24	17.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.26	2.15	2.16	2.20
Expenses after expense reductions (f)	2.19	2.26	2.15	2.16	2.20
Net investment income	0.38	0.71	0.41	0.18	0.11
Portfolio turnover	34	42	66	67	68
Net assets at end of period (000 omitted)	$170,747	$166,342	$220,821	$472,596	$435,798

See Notes to Financial Statements

28

Financial Highlights – continued

Class I	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.90	$17.85	$31.55	$27.18	$24.59
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.23	$0.37	$0.35	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	2.87	1.09	(8.48)	6.97	4.14
Total from investment operations	$3.14	$1.32	$(8.11)	$7.32	$4.43
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.32)	$(0.36)	$(0.32)	$(0.19)
From net realized gain on investments	—	(0.95)	(5.23)	(2.63)	(1.65)
Total distributions declared to shareholders	$(0.24)	$(1.27)	$(5.59)	$(2.95)	$(1.84)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$ 0.00 (w)	$0.00 (w)
Net asset value, end of period	$20.80	$17.90	$17.85	$31.55	$27.18
Total return (%) (r)(s)	17.72	10.19	(30.87)	28.54	19.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.26	1.15	1.16	1.20
Expenses after expense reductions (f)	1.19	1.26	1.15	1.16	1.20
Net investment income	1.42	1.66	1.51	1.19	1.11
Portfolio turnover	34	42	66	67	68
Net assets at end of period (000 omitted)	$774,647	$584,559	$691,978	$1,040,477	$791,709

See Notes to Financial Statements

29

Financial Highlights – continued

Class R1	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$16.33	$16.37	$29.42	$25.58	$23.43
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.10	$0.10	$0.05	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.61	0.97	(7.79)	6.50	3.93
Total from investment operations	$2.68	$1.07	$(7.69)	$6.55	$3.94
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.16)	$(0.13)	$(0.08)	$(0.14)
From net realized gain on investments	—	(0.95)	(5.23)	(2.63)	(1.65)
Total distributions declared to shareholders	$(0.12)	$(1.11)	$(5.36)	$(2.71)	$(1.79)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$18.89	$16.33	$16.37	$29.42	$25.58
Total return (%) (r)(s)	16.51	9.07	(31.54)	27.10	17.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.25	2.20	2.30	2.40
Expenses after expense reductions (f)	2.19	2.25	2.20	2.26	2.30
Net investment income	0.41	0.80	0.44	0.17	0.05
Portfolio turnover	34	42	66	67	68
Net assets at end of period (000 omitted)	$2,881	$2,476	$2,399	$3,413	$1,287

See Notes to Financial Statements

30

Financial Highlights – continued

Class R2	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.02	$17.04	$30.35	$26.27	$23.91
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.17	$0.29	$0.16	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	2.74	1.00	(8.18)	6.73	4.01
Total from investment operations	$2.90	$1.17	$(7.89)	$6.89	$4.15
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.24)	$(0.19)	$(0.18)	$(0.14)
From net realized gain on investments	—	(0.95)	(5.23)	(2.63)	(1.65)
Total distributions declared to shareholders	$(0.17)	$(1.19)	$(5.42)	$(2.81)	$(1.79)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$19.75	$17.02	$17.04	$30.35	$26.27
Total return (%) (r)(s)	17.17	9.58	(31.24)	27.75	18.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.75	1.68	1.85	1.95
Expenses after expense reductions (f)	1.69	1.75	1.68	1.81	1.85
Net investment income	0.89	1.27	1.27	0.57	0.54
Portfolio turnover	34	42	66	67	68
Net assets at end of period (000 omitted)	$42,679	$39,097	$44,529	$40,709	$23,313

See Notes to Financial Statements

31

Financial Highlights – continued

Class R3	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.36	$17.34	$30.82	$26.64	$24.15
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.21	$0.29	$0.24	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	2.80	1.04	(8.27)	6.82	4.06
Total from investment operations	$3.01	$1.25	$(7.98)	$7.06	$4.27
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.28)	$(0.27)	$(0.25)	$(0.13)
From net realized gain on investments	—	(0.95)	(5.23)	(2.63)	(1.65)
Total distributions declared to shareholders	$(0.21)	$(1.23)	$(5.50)	$(2.88)	$(1.78)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$20.16	$17.36	$17.34	$30.82	$26.64
Total return (%) (r)(s)	17.48	9.92	(31.12)	28.08	18.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.50	1.44	1.56	1.59
Expenses after expense reductions (f)	1.44	1.50	1.44	1.56	1.59
Net investment income	1.18	1.55	1.25	0.84	0.80
Portfolio turnover	34	42	66	67	68
Net assets at end of period (000 omitted)	$21,895	$15,821	$15,391	$21,806	$8,192

See Notes to Financial Statements

32

Financial Highlights – continued

Class R4	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.44	$17.43	$30.92	$26.70	$24.19
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.27	$0.35	$0.34	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	2.77	1.01	(8.28)	6.81	4.20
Total from investment operations	$3.06	$1.28	$(7.93)	$7.15	$4.34
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.32)	$(0.33)	$(0.30)	$(0.18)
From net realized gain on investments	—	(0.95)	(5.23)	(2.63)	(1.65)
Total distributions declared to shareholders	$(0.24)	$(1.27)	$(5.56)	$(2.93)	$(1.83)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$20.26	$17.44	$17.43	$30.92	$26.70
Total return (%) (r)(s)	17.73	10.20	(30.90)	28.42	19.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.24	1.18	1.26	1.30
Expenses after expense reductions (f)	1.20	1.24	1.18	1.26	1.30
Net investment income	1.56	1.96	1.45	1.13	0.52
Portfolio turnover	34	42	66	67	68
Net assets at end of period (000 omitted)	$50,050	$21,166	$13,716	$22,080	$16,063

See Notes to Financial Statements

33

Financial Highlights – continued

Class 529A	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.21	$17.18	$30.54	$26.40	$23.97
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.19	$0.23	$0.17	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	2.75	1.03	(8.17)	6.76	4.04
Total from investment operations	$2.95	$1.22	$(7.94)	$6.93	$4.17
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.24)	$(0.19)	$(0.16)	$(0.09)
From net realized gain on investments	—	(0.95)	(5.23)	(2.63)	(1.65)
Total distributions declared to shareholders	$(0.19)	$(1.19)	$(5.42)	$(2.79)	$(1.74)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$19.97	$17.21	$17.18	$30.54	$26.40
Total return (%) (r)(s)(t)	17.29	9.75	(31.22)	27.78	18.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.63	1.68	1.76	1.80
Expenses after expense reductions (f)	1.54	1.63	1.68	1.76	1.80
Net investment income	1.11	1.45	1.00	0.58	0.52
Portfolio turnover	34	42	66	67	68
Net assets at end of period (000 omitted)	$3,607	$2,648	$2,337	$3,566	$2,642

See Notes to Financial Statements

34

Financial Highlights – continued

Class 529B	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$16.27	$16.32	$29.29	$25.48	$23.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.09	$0.07	$(0.01)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.61	0.96	(7.79)	6.50	3.91
Total from investment operations	$2.66	$1.05	$(7.72)	$6.49	$3.88
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.15)	$(0.02)	$(0.05)	$—
From net realized gain on investments	—	(0.95)	(5.23)	(2.63)	(1.65)
Total distributions declared to shareholders	$(0.09)	$(1.10)	$(5.25)	$(2.68)	$(1.65)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$18.84	$16.27	$16.32	$29.29	$25.48
Total return (%) (r)(s)(t)	16.44	8.98	(31.69)	26.93	17.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.29	2.35	2.33	2.41	2.45
Expenses after expense reductions (f)	2.29	2.35	2.33	2.41	2.45
Net investment income (loss)	0.28	0.73	0.31	(0.04)	(0.10)
Portfolio turnover	34	42	66	67	68
Net assets at end of period (000 omitted)	$834	$758	$652	$1,007	$727

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529C	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$16.32	$16.33	$29.31	$25.45	$23.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.10	$0.08	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.61	0.97	(7.81)	6.52	3.92
Total from investment operations	$2.67	$1.07	$(7.73)	$6.50	$3.88
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.13)	$(0.02)	$(0.01)	$—
From net realized gain on investments	—	(0.95)	(5.23)	(2.63)	(1.65)
Total distributions declared to shareholders	$(0.11)	$(1.08)	$(5.25)	$(2.64)	$(1.65)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$18.88	$16.32	$16.33	$29.31	$25.45
Total return (%) (r)(s)(t)	16.45	9.02	(31.72)	26.97	17.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.29	2.34	2.33	2.41	2.45
Expenses after expense reductions (f)	2.29	2.34	2.33	2.41	2.45
Net investment income (loss)	0.33	0.80	0.35	(0.06)	(0.14)
Portfolio turnover	34	42	66	67	68
Net assets at end of period (000 omitted)	$770	$717	$617	$895	$688

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International New Discovery Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and

37

Notes to Financial Statements – continued

market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

38

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$401,000,659	$—	$—	$401,000,659
Japan	351,680,642	—	—	351,680,642
Brazil	184,852,367	—	—	184,852,367
Germany	175,041,131	—	—	175,041,131
Australia	149,717,101	—	—	149,717,101
France	111,225,206	—	—	111,225,206
Switzerland	90,639,727	—	—	90,639,727
Netherlands	78,557,262	—	—	78,557,262
Hong Kong	78,002,865	—	—	78,002,865
Other Countries	862,383,234	10,054,962	—	872,438,196
Short Term Securities	—	4,988,750	—	4,988,750
Mutual Funds	37,168,300	—	—	37,168,300
Total Investments	$2,520,268,494	$15,043,712	$—	$2,535,312,206

For further information regarding security characteristics, see the Portfolio of Investments.

Of the Level 1 investments presented above, equity investments amounting to $466,707,306 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost.

39

Notes to Financial Statements – continued

The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At September 30, 2010, the fund has yet to enter into such transactions.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund

40

Notes to Financial Statements – continued

and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

41

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/10	9/30/09
Ordinary income (including any short-term capital gains)	$25,090,658	$35,169,512
Long-term capital gain	—	130,607,092
	$25,090,658	$165,776,604

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/10
Cost of investments	$2,163,950,634
Gross appreciation	505,723,741
Gross depreciation	(134,362,169)
Net unrealized appreciation (depreciation)	$371,361,572

Undistributed ordinary income	25,449,030
Capital loss carryforwards	(610,088,265)
Other temporary differences	(1,865,060)

As of September 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/17	$(99,932,068)
9/30/18	(510,156,197)
$(610,088,265)

42

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/10	Year ended 9/30/09	Year ended 9/30/10	Year ended 9/30/09
Class A	$14,493,202	$20,013,619	$—	$73,151,822
Class B	466,634	885,153	—	7,286,966
Class C	957,029	1,158,245	—	10,703,711
Class I	8,217,119	11,935,655	—	35,178,675
Class R1	19,429	21,960	—	133,830
Class R2	395,160	606,817	—	2,364,337
Class R3	192,171	235,533	—	809,833
Class R4	311,731	264,200	—	778,692
Class 529A	29,354	32,629	—	130,459
Class 529B	3,924	6,346	—	40,104
Class 529C	4,905	4,470	—	33,548
Total	$25,090,658	$35,164,627	$—	$130,611,977

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.975%
Next $4.5 billion of average daily net assets	0.925%
Average daily net assets in excess of $5 billion	0.85%

The management fee incurred for the year ended September 30, 2010 was equivalent to an annual effective rate of 0.94% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fee, program manager fees, interest, taxes, extraordinary expenses, brokerage and

43

Notes to Financial Statements – continued

transaction costs and investment-related expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. This written agreement will continue until January 31, 2011. Effective February 1, 2011, this agreement will be terminated. For the year ended September 30, 2010, the fund’s actual expenses did not exceed the limit and therefore, the investment advisor did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $195,492 and $3,350 for the year ended September 30, 2010, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,229,921
Class B	0.75%	0.25%	1.00%	1.00%	921,473
Class C	0.75%	0.25%	1.00%	1.00%	1,654,827
Class R1	0.75%	0.25%	1.00%	1.00%	26,665
Class R2	0.25%	0.25%	0.50%	0.50%	201,728
Class R3	—	0.25%	0.25%	0.25%	44,430
Class 529A	—	0.25%	0.25%	0.25%	7,612
Class 529B	0.75%	0.25%	1.00%	1.00%	7,293
Class 529C	0.75%	0.25%	1.00%	1.00%	7,645
Total Distribution and Service Fees					$6,101,594

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a

44

Notes to Financial Statements – continued

shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2010, were as follows:

Amount
Class A	$69
Class B	85,179
Class C	8,292
Class 529B	430
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2010, were as follows:

Amount
Class 529A	$3,045
Class 529B	729
Class 529C	764
Total Program Manager Fees	$4,538

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2010, the fee was $534,881, which equated to 0.0231% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,521,935.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial

45

Notes to Financial Statements – continued

intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2010, these costs for the fund amounted to $829,773 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2010 was equivalent to an annual effective rate of 0.0146% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $545 and is included in independent Trustees’ compensation for the year ended September 30, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $3,948 at September 30, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for

46

Notes to Financial Statements – continued

the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $22,321 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $11,865, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $752,027,453 and $761,563,894, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/10		Year ended 9/30/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	14,281,481	$261,881,964	14,458,747	$196,133,951
Class B	329,904	5,797,022	313,794	4,112,166
Class C	938,150	16,447,753	1,154,062	15,354,838
Class I	8,329,059	155,668,785	6,944,896	98,066,061
Class R1	41,474	719,787	37,539	463,449
Class R2	754,441	13,343,852	759,703	9,945,964
Class R3	576,583	10,579,574	302,912	4,084,168
Class R4	1,978,371	36,793,089	1,024,806	13,614,233
Class 529A	42,406	767,872	25,831	337,410
Class 529B	5,049	86,452	6,631	83,760
Class 529C	8,677	151,166	13,098	150,631
	27,285,595	$502,237,316	25,042,019	$342,346,631

47

Notes to Financial Statements – continued

	Year ended 9/30/10		Year ended 9/30/09
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	731,549	$13,123,984	6,569,907	$82,780,824
Class B	24,804	428,866	613,288	7,451,445
Class C	43,940	756,647	755,460	9,156,175
Class I	377,071	6,938,103	3,295,192	42,540,927
Class R1	1,153	19,429	13,125	155,790
Class R2	18,089	317,469	181,144	2,233,508
Class R3	10,640	190,148	83,267	1,044,994
Class R4	1,113	19,937	1,042	13,111
Class 529A	1,657	29,354	13,099	163,088
Class 529B	233	3,924	3,923	46,450
Class 529C	291	4,905	3,200	38,018
	1,210,540	$21,832,766	11,532,647	$145,624,330
Shares reacquired
Class A	(19,751,546)	$(362,047,819)	(33,808,312)	$(441,270,979)
Class B	(2,039,489)	(35,775,640)	(3,465,783)	(43,029,922)
Class C	(2,123,272)	(36,951,542)	(5,224,655)	(64,608,291)
Class I	(4,120,833)	(76,793,251)	(16,351,542)	(194,278,923)
Class R1	(41,760)	(719,324)	(45,615)	(559,611)
Class R2	(908,066)	(16,144,560)	(1,258,035)	(16,246,882)
Class R3	(412,102)	(7,443,911)	(362,351)	(4,762,338)
Class R4	(722,535)	(13,151,611)	(599,016)	(8,146,222)
Class 529A	(17,312)	(313,269)	(21,059)	(280,070)
Class 529B	(7,621)	(128,211)	(3,929)	(44,636)
Class 529C	(12,121)	(206,922)	(10,160)	(126,544)
	(30,156,657)	$(549,676,060)	(61,150,457)	$(773,354,418)
Net change
Class A	(4,738,516)	$(87,041,871)	(12,779,658)	$(162,356,204)
Class B	(1,684,781)	(29,549,752)	(2,538,701)	(31,466,311)
Class C	(1,141,182)	(19,747,142)	(3,315,133)	(40,097,278)
Class I	4,585,297	85,813,637	(6,111,454)	(53,671,935)
Class R1	867	19,892	5,049	59,628
Class R2	(135,536)	(2,483,239)	(317,188)	(4,067,410)
Class R3	175,121	3,325,811	23,828	366,824
Class R4	1,256,949	23,661,415	426,832	5,481,122
Class 529A	26,751	483,957	17,871	220,428
Class 529B	(2,339)	(37,835)	6,625	85,574
Class 529C	(3,153)	(50,851)	6,138	62,105
	(1,660,522)	$(25,605,978)	(24,575,791)	$(285,383,457)

48

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund were the owners of record of approximately 9%, 2% and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Moderate Allocation Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund and MFS Lifetime 2050 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2010, the fund’s commitment fee and interest expense were $28,190 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	48,248,862	432,716,403	(443,796,965)	37,168,300

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$93,799	$37,168,300

49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust V), including the portfolio of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International New Discovery Fund at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 15, 2010

50

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

51

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

52

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

53

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

54

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

55

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116-3741

Portfolio Managers

David Antonelli

Peter Fruzzetti

Jose Luis Garcia

Robert Lau

JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116

56

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”) (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or

57

Board Review of Investment Advisory Agreement – continued

fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

58

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million and $5 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

59

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributions, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

60

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $56,200,853. The fund intends to pass through foreign tax credits of $2,919,278 for the fiscal year.

61

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

62

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Research Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

9/30/10

MFR-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial

markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. However, as we head toward the end of 2010, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Apple, Inc.	3.9%
Cisco Systems, Inc.	2.5%
Chevron Corp.	2.3%
Danaher Corp.	2.3%
Exxon Mobil Corp.	2.2%
JPMorgan Chase & Co.	2.1%
Google, Inc., “A”	1.9%
Bank of America Corp.	1.8%
Johnson & Johnson	1.8%
Philip Morris International, Inc.	1.8%

Global equity sectors (i)
Technology	17.9%
Financial Services	15.7%
Energy	14.8%
Capital Goods (s)	14.5%
Health Care	11.6%
Consumer Cyclicals	10.5%
Consumer Staples	9.0%
Telecommunications/Cable Television	4.4%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(s)	Global equity sector includes both equities and securities sold short.

Percentages are based on net assets as of 9/30/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2010, Class A shares of the MFS Research Fund (the “fund”) provided a total return of 8.54%, at net asset value. This compares with a return of 10.16% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. Although policy uncertainty remained very elevated, the prospects for more easing by the Fed improved market sentiment and drove asset prices well off their recent lows.

Detractors from Performance

Stock selection in the health care sector detracted from the fund’s performance relative to the S&P 500 Index. The timing of our ownership in strong-performing global biotech company Genzyme (h) hindered relative results. We sold out of our position in the middle of the reporting period and missed the stock’s subsequent run up.

Stock selection in the financial services sector was another negative factor. The fund’s overweighted positions in investment banking firm Goldman Sachs, investment management firm State Street Corp., and financial services firms, Bank of America and JPMorgan Chase, hurt relative performance as all four securities underperformed the benchmark during the reporting period. Shares of State Street Corp. declined after the company lowered its earnings outlook, stating that business in the second half of 2009 was weaker than previously expected as the company collected fewer transaction fees.

3

Management Review – continued

Elsewhere, holdings of agrichemical products company Monsanto, mobile products provider Palm, Inc. (b)(h), direct-sale computer vendor Dell (h), and consumer products company Colgate-Palmolive were among the fund’s top relative detractors. Shares of Monsanto weakened after the company cut its earnings forecast as it slashed prices of its Roundup herbicide to compete with generic versions flooding into the U.S. from China. Additionally, the U.S. Justice Department opened a formal anti-trust investigation asking for information about the company’s business practices surrounding its Roundup ready soybean, the nation’s most popular genetically-modified crop.

The fund’s cash position also held back relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the telecom/cable TV sector was a positive factor for relative performance. No individual securities within this sector were among the fund’s top relative contributors for the reporting period.

Elsewhere, not holding poor-performing financial services firm Wells Fargo and software giant Microsoft aided relative results. Holdings of computer and personal electronics maker Apple, storage systems firm 3Par (b)(h), and diversified mining company Teck Resources Ltd. (b) bolstered relative returns as all three stocks outperformed the benchmark over the reporting period. Shares of 3Par increased as Hewlett Packard announced that it would acquire the company in a tender offer. Logistics services firm Expeditors International of Washington, iron ore miner Cliffs Natural Resources (h), specialty retailer Limited Brands, diversified manufacturing and technology company Danaher, and aerospace components, systems, and services supplier Goodrich Corp. were other top relative contributors.

Respectfully,

Joseph MacDougall	Katrina Mead
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 9/30/10

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 9/30/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/13/71	8.54%	1.70%	(1.60)%	N/A
B	9/07/93	7.77%	1.01%	(2.26)%	N/A
C	1/03/94	7.69%	1.01%	(2.26)%	N/A
I	1/02/97	8.78%	2.02%	(1.28)%	N/A
W	5/01/06	8.69%	N/A	N/A	0.50%
R1	4/01/05	7.68%	0.96%	N/A	2.00%
R2	10/31/03	8.32%	1.45%	N/A	4.67%
R3	4/01/05	8.52%	1.70%	N/A	2.75%
R4	4/01/05	8.80%	1.98%	N/A	3.04%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		10.16%	0.64%	(0.43)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		2.30%	0.50%	(2.18)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		3.77%	0.62%	(2.26)%	N/A
C With CDSC (1% for 12 months) (x)		6.69%	1.01%	(2.26)%	N/A

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for the “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period

6

Performance Summary – continued

end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2010 through September 30, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010 through September 30, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

8

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/10	Ending Account Value 9/30/10	Expenses Paid During Period (p) 4/01/10-9/30/10
A	Actual	0.92%	$1,000.00	$977.34	$4.56
	Hypothetical (h)	0.92%	$1,000.00	$1,020.46	$4.66
B	Actual	1.67%	$1,000.00	$973.82	$8.26
	Hypothetical (h)	1.67%	$1,000.00	$1,016.70	$8.44
C	Actual	1.67%	$1,000.00	$973.33	$8.26
	Hypothetical (h)	1.67%	$1,000.00	$1,016.70	$8.44
I	Actual	0.67%	$1,000.00	$978.60	$3.32
	Hypothetical (h)	0.67%	$1,000.00	$1,021.71	$3.40
W	Actual	0.77%	$1,000.00	$978.19	$3.82
	Hypothetical (h)	0.77%	$1,000.00	$1,021.21	$3.90
R1	Actual	1.67%	$1,000.00	$973.46	$8.26
	Hypothetical (h)	1.67%	$1,000.00	$1,016.70	$8.44
R2	Actual	1.17%	$1,000.00	$976.42	$5.80
	Hypothetical (h)	1.17%	$1,000.00	$1,019.20	$5.92
R3	Actual	0.92%	$1,000.00	$977.28	$4.56
	Hypothetical (h)	0.92%	$1,000.00	$1,020.46	$4.66
R4	Actual	0.67%	$1,000.00	$978.64	$3.32
	Hypothetical (h)	0.67%	$1,000.00	$1,021.71	$3.40

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

9/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.8%
Issuer	Shares/Par	Value ($)

Aerospace - 1.9%
Goodrich Corp.	175,930	$12,971,319
Honeywell International, Inc.	343,630	15,099,102
Precision Castparts Corp.	77,500	9,869,625

		$37,940,046
Apparel Manufacturers - 0.8%
NIKE, Inc., “B”	119,950	$9,612,793
Phillips-Van Heusen Corp.	98,500	5,925,760

		$15,538,553
Biotechnology - 1.6%
Amgen, Inc. (a)	292,550	$16,122,431
Gilead Sciences, Inc. (a)	434,870	15,485,721

		$31,608,152
Broadcasting - 1.6%
Discovery Communications, Inc., “A” (a)	144,870	$6,309,089
Viacom, Inc., “B”	267,700	9,688,063
Walt Disney Co.	463,630	15,350,789

		$31,347,941
Brokerage & Asset Managers - 2.3%
Affiliated Managers Group, Inc. (a)	138,830	$10,830,128
Charles Schwab Corp.	560,250	7,787,475
CME Group, Inc.	32,860	8,558,387
Franklin Resources, Inc.	136,400	14,581,160
GFI Group, Inc.	686,060	3,183,318

		$44,940,468
Business Services - 0.9%
Accenture Ltd., “A”	406,290	$17,263,262

Cable TV - 1.3%
Comcast Corp., “Special A”	1,073,770	$18,264,828
DIRECTV, “A” (a)	162,630	6,770,287

		$25,035,115

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - 2.7%
Celanese Corp.	462,080	$14,832,768
Ecolab, Inc.	224,400	11,386,056
Monsanto Co.	576,100	27,612,473

		$53,831,297
Computer Software - 2.5%
Autodesk, Inc. (a)	455,800	$14,571,926
Oracle Corp.	1,328,470	35,669,420

		$50,241,346
Computer Software - Systems - 7.0%
Apple, Inc. (a)(s)	275,990	$78,312,162
EMC Corp. (a)	1,362,730	27,677,046
Hewlett-Packard Co.	786,860	33,103,200

		$139,092,408
Construction - 0.7%
Lennar Corp., “A”	171,200	$2,633,056
Sherwin-Williams Co.	158,260	11,891,656

		$14,524,712
Consumer Products - 1.9%
Avon Products, Inc.	533,400	$17,127,474
Colgate-Palmolive Co.	260,300	20,006,658

		$37,134,132
Consumer Services - 0.8%
DeVry, Inc.	214,500	$10,555,545
Monster Worldwide, Inc. (a)	427,210	5,536,642

		$16,092,187
Electrical Equipment - 2.3%
Danaher Corp.	1,136,900	$46,169,509

Electronics - 2.1%
First Solar, Inc. (a)(l)	66,010	$9,726,574
Intel Corp.	606,110	11,655,495
Microchip Technology, Inc.	358,380	11,271,051
Samsung Electronics Co. Ltd., GDR	27,777	9,527,511

		$42,180,631

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 3.7%
Anadarko Petroleum Corp.	267,020	$15,233,491
Apache Corp.	184,120	17,999,571
CONSOL Energy, Inc.	67,430	2,492,213
EQT Corp.	84,900	3,061,494
Massey Energy Co.	111,360	3,454,387
Noble Energy, Inc.	127,880	9,602,509
Occidental Petroleum Corp.	129,310	10,124,973
QEP Resources, Inc.	242,900	7,321,006
Southwestern Energy Co. (a)	138,980	4,647,491

		$73,937,135
Energy - Integrated - 5.0%
Chevron Corp. (s)	569,980	$46,196,879
Exxon Mobil Corp.	718,160	44,375,106
Hess Corp.	159,770	9,445,602

		$100,017,587
Engineering - Construction - 1.4%
Fluor Corp.	541,020	$26,796,721

Food & Beverages - 4.3%
Bunge Ltd.	168,800	$9,986,208
Coca-Cola Co.	190,800	11,165,616
General Mills, Inc.	529,160	19,335,506
Kellogg Co.	327,920	16,563,239
PepsiCo, Inc.	436,400	28,994,416

		$86,044,985
Food & Drug Stores - 0.7%
Walgreen Co.	309,180	$10,357,530
Whole Foods Market, Inc. (a)	103,500	3,840,885

		$14,198,415
General Merchandise - 2.2%
Kohl’s Corp. (a)	258,020	$13,592,494
Target Corp.	575,700	30,765,408

		$44,357,902
Health Maintenance Organizations - 0.5%
WellPoint, Inc. (a)	158,010	$8,949,686

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - 3.5%
ACE Ltd.	212,100	$12,354,825
Aflac, Inc.	245,240	12,681,360
Aon Corp.	208,300	8,146,613
Chubb Corp.	168,830	9,621,622
Genworth Financial, Inc. (a)	274,660	3,356,345
MetLife, Inc.	262,180	10,080,821
Prudential Financial, Inc.	248,310	13,453,436

		$69,695,022
Internet - 1.9%
Google, Inc., “A” (a)	73,380	$38,582,470

Machinery & Tools - 0.7%
Bucyrus International, Inc.	187,930	$13,032,946

Major Banks - 7.4%
Bank of America Corp.	2,786,810	$36,535,079
Bank of New York Mellon Corp.	502,226	13,123,165
Goldman Sachs Group, Inc.	207,810	30,045,170
JPMorgan Chase & Co. (s)	1,119,330	42,612,893
KeyCorp	1,197,860	9,534,966
State Street Corp.	144,600	5,445,636
SunTrust Banks, Inc.	392,880	10,148,090

		$147,444,999
Medical & Health Technology & Services - 0.4%
Patterson Cos., Inc.	257,910	$7,389,122

Medical Equipment - 4.0%
Becton, Dickinson & Co.	208,780	$15,470,598
Medtronic, Inc.	625,610	21,007,984
St. Jude Medical, Inc. (a)	505,300	19,878,502
Thermo Fisher Scientific, Inc. (a)	331,580	15,876,050
Waters Corp. (a)	103,050	7,293,879

		$79,527,013
Metals & Mining - 1.1%
Teck Resources Ltd., “B”	338,010	$13,902,793
United States Steel Corp.	200,910	8,807,894

		$22,710,687
Natural Gas - Distribution - 0.3%
Questar Corp.	321,600	$5,637,648

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Pipeline - 0.2%
Williams Cos., Inc.	243,300	$4,649,463

Network & Telecom - 3.5%
Cisco Systems, Inc. (a)	2,231,290	$48,865,251
F5 Networks, Inc. (a)	65,400	6,789,174
Juniper Networks, Inc. (a)	478,020	14,507,907

		$70,162,332
Oil Services - 2.2%
Halliburton Co.	659,820	$21,820,247
Schlumberger Ltd.	357,890	22,049,603

		$43,869,850
Other Banks & Diversified Financials - 1.9%
Citigroup, Inc. (a)	2,277,430	$8,881,977
Marshall & Ilsley Corp.	811,330	5,711,763
MasterCard, Inc., “A”	66,290	14,848,960
Zions Bancorporation	391,700	8,366,712

		$37,809,412
Pharmaceuticals - 5.1%
Abbott Laboratories	517,520	$27,035,245
Johnson & Johnson	587,750	36,416,990
Pfizer, Inc.	1,229,700	21,113,949
Teva Pharmaceutical Industries Ltd., ADR	305,450	16,112,487

		$100,678,671
Pollution Control - 0.5%
Republic Services, Inc.	341,700	$10,418,433

Railroad & Shipping - 1.0%
Canadian National Railway Co.	296,890	$19,006,898

Restaurants - 1.0%
McDonald’s Corp.	262,790	$19,580,483

Specialty Chemicals - 1.4%
Air Products & Chemicals, Inc.	141,700	$11,735,594
Praxair, Inc.	173,580	15,667,331

		$27,402,925

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - 3.6%
Abercrombie & Fitch Co., “A”	264,770	$10,410,756
Amazon.com, Inc. (a)	69,580	10,928,235
Home Depot, Inc.	358,840	11,368,051
J. Crew Group, Inc. (a)	146,000	4,908,520
Limited Brands, Inc.	353,380	9,463,516
PetSmart, Inc.	329,510	11,532,850
Staples, Inc.	659,930	13,805,736

		$72,417,664
Telecommunications - Wireless - 0.4%
Cellcom Israel Ltd.	170,700	$5,184,159
Sprint Nextel Corp. (a)	476,990	2,208,464

		$7,392,623
Telephone Services - 2.7%
American Tower Corp., “A” (a)	177,030	$9,074,558
AT&T, Inc.	1,015,520	29,043,872
Qwest Communications International, Inc.	1,363,950	8,551,967
Virgin Media, Inc.	293,850	6,764,427

		$53,434,824
Tobacco - 2.8%
Altria Group, Inc.	828,460	$19,899,609
Philip Morris International, Inc.	645,580	36,165,392

		$56,065,001
Trucking - 1.2%
Expeditors International of Washington, Inc.	493,150	$22,798,325

Utilities - Electric Power - 2.8%
American Electric Power Co., Inc.	481,080	$17,429,528
Calpine Corp. (a)	216,510	2,695,550
CMS Energy Corp.	894,600	16,120,692
PG&E Corp.	428,170	19,447,481

		$55,693,251
Total Common Stocks (Identified Cost, $1,873,662,140)		$1,942,642,252

Convertible Preferred Stocks - 1.1%
Energy - Independent - 0.3%
Apache Corp., 6%	92,200	$5,347,600

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Convertible Preferred Stocks - continued
Other Banks & Diversified Financials - 0.6%
Citigroup, Inc., 7.5%	100,000	$11,851,000

Utilities - Electric Power - 0.2%
PPL Corp., 9.5%	91,760	$5,235,826
Total Convertible Preferred Stocks (Identified Cost, $22,010,830)		$22,434,426

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Purchased - 0.0%
United States Steel Corp. - October 2010 @ $75 (Premiums Paid, $2,072,966)	4,397	$4,397

Put Options Purchased - 0.0%
DeVry Inc. - November 2010 @ $35 (Premiums Paid, $521,235)	2,145	$42,900

Issuer	Shares/Par
Collateral for Securities Loaned - 0.3%
Morgan Stanley, Repurchase Agreement, 0.25%, dated 9/30/10, due 10/01/10, total to be received $6,485,108 (secured by U.S. Treasury and Federal Agency obligations valued at $6,614,768 in an individually traded account), at Cost and Net Asset Value	6,485,063	$6,485,063

Money Market Funds (v) - 1.0%
MFS Institutional Money Market Portfolio, 0.23%, at Cost and Net Asset Value	19,329,240	$19,329,240
Total Investments (Identified Cost, $1,924,081,474)		$1,990,938,278

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Written - (0.0)%
DeVry Inc. - November 2010 @ $55 (Premiums Received, $62,204)	(2,145)	$(246,675)

16

Portfolio of Investments – continued

Securities Sold Short - (0.3)%
Issuer	Shares/Par	Value ($)

Electrical Equipment - (0.3)%
Emerson Electric Co. (Proceeds Received, $4,838,944)	(95,200)	$(5,013,232)

Other Assets, Less Liabilities - 0.1%		1,771,772
Net Assets - 100.0%		$1,987,450,143

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At September 30, 2010, the value of securities pledged amounted to $5,703,551.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments -
Non-affiliated issuers, at value (identified cost, $1,904,752,234)	$1,971,609,038
Underlying funds, at cost and value	19,329,240
Total investments, at value, including $6,266,059 of securities on loan (identified cost, $1,924,081,474)	$1,990,938,278
Deposits with brokers for securities sold short	4,869,275
Receivables for
Investments sold	16,696,123
Fund shares sold	1,629,634
Interest and dividends	2,001,360
Other assets	58,255
Total assets	$2,016,192,925
Liabilities
Payable to custodian	$2,012
Payables for
Securities sold short, at value (proceeds received, $4,838,944)	5,013,232
Investments purchased	11,982,771
Fund shares reacquired	3,823,323
Written options outstanding, at value (premiums received, $62,204)	246,675
Collateral for securities loaned, at value	6,485,063
Payable to affiliates
Investment adviser	47,022
Shareholder servicing costs	830,213
Distribution and service fees	25,356
Administrative services fee	1,589
Payable for independent Trustees’ compensation	181,993
Accrued expenses and other liabilities	103,533
Total liabilities	$28,742,782
Net assets	$1,987,450,143
Net assets consist of
Paid-in capital	$2,365,684,930
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	66,502,711
Accumulated net realized gain (loss) on investments and foreign currency transactions	(460,020,321)
Undistributed net investment income	15,282,823
Net assets	$1,987,450,143
Shares of beneficial interest outstanding	88,619,977

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,279,176,288	57,032,993	$22.43
Class B	49,122,807	2,358,724	20.83
Class C	81,878,827	3,935,943	20.80
Class I	554,785,818	24,267,520	22.86
Class W	197,006	8,788	22.42
Class R1	2,863,125	139,362	20.54
Class R2	9,732,977	443,498	21.95
Class R3	8,954,319	400,231	22.37
Class R4	738,976	32,918	22.45
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $23.80 [100 / 94.25 x $22.43]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/10

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$32,681,614
Interest	646,178
Dividends from underlying funds	24,444
Foreign taxes withheld	(76,893)
Total investment income	$33,275,343
Expenses
Management fee	$8,431,242
Distribution and service fees	4,636,629
Shareholder servicing costs	3,706,852
Administrative services fee	288,067
Independent Trustees’ compensation	63,483
Custodian fee	172,099
Shareholder communications	139,162
Auditing fees	46,878
Legal fees	35,973
Dividend and interest expense on securities sold short	125,995
Miscellaneous	226,055
Total expenses	$17,872,435
Fees paid indirectly	(75)
Reduction of expenses by investment adviser	(10,080)
Net expenses	$17,862,280
Net investment income	$15,413,063
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$147,777,327
Securities sold short	1,220,240
Foreign currency transactions	12,669
Net realized gain (loss) on investments and foreign currency transactions	$149,010,236
Change in unrealized appreciation (depreciation)
Investments	$(2,817,473)
Written options	(184,471)
Securities sold short	(174,288)
Translation of assets and liabilities in foreign currencies	(21,107)
Net unrealized gain (loss) on investments and foreign currency translation	$(3,197,339)
Net realized and unrealized gain (loss) on investments and foreign currency	$145,812,897
Change in net assets from operations	$161,225,960

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2010	2009
Change in net assets
From operations
Net investment income	$15,413,063	$18,762,944
Net realized gain (loss) on investments and foreign currency transactions	149,010,236	(520,423,392)
Net unrealized gain (loss) on investments and foreign currency translation	(3,197,339)	337,110,772
Change in net assets from operations	$161,225,960	$(164,549,676)
Distributions declared to shareholders
From net investment income	$(18,527,496)	$(16,764,401)
Change in net assets from fund share transactions	$(64,064,263)	$56,486,089
Total change in net assets	$78,634,201	$(124,827,988)
Net assets
At beginning of period	1,908,815,942	2,033,643,930
At end of period (including undistributed net investment income of $15,282,823 and $18,384,587, respectively)	$1,987,450,143	$1,908,815,942

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$20.86	$22.05	$26.92	$22.59	$21.21
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.18	$0.16	$0.15	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	(1.22)	(4.88)	4.24	1.33
Total from investment operations	$1.77	$(1.04)	$(4.72)	$4.39	$1.41
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.15)	$(0.15)	$(0.06)	$(0.03)
Net asset value, end of period	$22.43	$20.86	$22.05	$26.92	$22.59
Total return (%) (r)(s)(t)	8.54	(4.54)	(17.62)	19.49	6.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	1.04	1.00	0.97	1.02
Expenses after expense reductions (f)	0.92	1.04	1.00	0.97	1.02
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.92	1.04	N/A	N/A	N/A
Net investment income	0.77	1.04	0.65	0.61	0.38
Portfolio turnover	73	125	104	84	99
Net assets at end of period (000 omitted)	$1,279,176	$1,203,507	$1,014,501	$1,377,199	$1,491,146

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 9/30
	2010		2009	2008		2007	2006
Net asset value, beginning of period	$19.37		$20.44	$24.97		$21.04	$19.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.06	$(0.00	)(w)	$(0.01)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.50		(1.13)	(4.53)		3.94	1.25
Total from investment operations	$1.50		$(1.07)	$(4.53)		$3.93	$1.19
Less distributions declared to shareholders
From net investment income	$(0.04)		$—	$—		$—	$—
Net asset value, end of period	$20.83		$19.37	$20.44		$24.97	$21.04
Total return (%) (r)(s)(t)	7.77		(5.23)	(18.14)		18.68	5.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67		1.75	1.65		1.62	1.68
Expenses after expense reductions (f)	1.67		1.75	1.65		1.62	1.68
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.67		1.75	N/A		N/A	N/A
Net investment income (loss)	0.02		0.36	(0.01)		(0.02)	(0.28)
Portfolio turnover	73		125	104		84	99
Net assets at end of period (000 omitted)	$49,123		$66,795	$108,949		$220,062	$321,822

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Years ended 9/30
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$19.39		$20.46	$24.99	$21.05	$19.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.05	$0.00 (w)	$(0.01)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.49		(1.12)	(4.53)	3.95	1.25
Total from investment operations	$1.49		$(1.07)	$(4.53)	$3.94	$1.19
Less distributions declared to shareholders
From net investment income	$(0.08)		$—	$—	$—	$—
Net asset value, end of period	$20.80		$19.39	$20.46	$24.99	$21.05
Total return (%) (r)(s)(t)	7.69		(5.23)	(18.13)	18.72	5.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67		1.75	1.65	1.62	1.68
Expenses after expense reductions (f)	1.67		1.75	1.65	1.62	1.67
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.67		1.75	N/A	N/A	N/A
Net investment income (loss)	0.02		0.33	0.00	(0.05)	(0.28)
Portfolio turnover	73		125	104	84	99
Net assets at end of period (000 omitted)	$81,879		$85,919	$105,748	$155,741	$170,718

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$21.26	$22.50	$27.46	$23.04	$21.63
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.25	$0.26	$0.23	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.62	(1.27)	(4.97)	4.34	1.35
Total from investment operations	$1.85	$(1.02)	$(4.71)	$4.57	$1.51
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.22)	$(0.25)	$(0.15)	$(0.10)
Net asset value, end of period	$22.86	$21.26	$22.50	$27.46	$23.04
Total return (%) (r)(s)	8.78	(4.27)	(17.31)	19.91	7.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.75	0.65	0.62	0.68
Expenses after expense reductions (f)	0.67	0.75	0.65	0.62	0.67
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.67	0.75	N/A	N/A	N/A
Net investment income	1.02	1.43	1.01	0.92	0.73
Portfolio turnover	73	125	104	84	99
Net assets at end of period (000 omitted)	$554,786	$535,678	$786,709	$932,127	$760,210

See Notes to Financial Statements

24

Financial Highlights – continued

Class W	Years ended 9/30
	2010	2009	2008	2007	2006 (i)
Net asset value, beginning of period	$20.86	$22.06	$26.94	$22.62	$22.76
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.22	$0.23	$0.20	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	(1.23)	(4.87)	4.25	(0.20)
Total from investment operations	$1.80	$(1.01)	$(4.64)	$4.45	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.19)	$(0.24)	$(0.13)	$—
Net asset value, end of period	$22.42	$20.86	$22.06	$26.94	$22.62
Total return (%) (r)(s)	8.69	(4.35)	(17.40)	19.77	(0.62	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.85	0.75	0.72	0.77	(a)
Expenses after expense reductions (f)	0.77	0.85	0.75	0.72	0.77	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.77	0.85	N/A	N/A	N/A
Net investment income	0.93	1.27	0.91	0.79	0.66	(a)
Portfolio turnover	73	125	104	84	99
Net assets at end of period (000 omitted)	$197	$125	$120	$198	$99

See Notes to Financial Statements

25

Financial Highlights – continued

Class R1	Years ended 9/30
	2010		2009	2008	2007	2006
Net asset value, beginning of period	$19.16		$20.21	$24.82	$20.93	$19.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.0	0(w)	$0.05	$(0.01)	$(0.04)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	1.47		(1.10)	(4.48)	3.93	1.24
Total from investment operations	$1.47		$(1.05)	$(4.49)	$3.89	$1.17
Less distributions declared to shareholders
From net investment income	$(0.09)		$—	$(0.12)	$—	$(0.08)
Net asset value, end of period	$20.54		$19.16	$20.21	$24.82	$20.93
Total return (%) (r)(s)	7.68		(5.20)	(18.19)	18.59	5.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67		1.75	1.69	1.77	1.87
Expenses after expense reductions (f)	1.67		1.75	1.69	1.72	1.77
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.67		1.75	N/A	N/A	N/A
Net investment income (loss)	0.02		0.34	(0.03)	(0.19)	(0.36)
Portfolio turnover	73		125	104	84	99
Net assets at end of period (000 omitted)	$2,863		$2,945	$3,787	$3,445	$1,868

See Notes to Financial Statements

26

Financial Highlights – continued

Class R2	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$20.43	$21.59	$26.42	$22.22	$20.91
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.14	$0.12	$0.06	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.58	(1.20)	(4.77)	4.18	1.31
Total from investment operations	$1.69	$(1.06)	$(4.65)	$4.24	$1.33
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.10)	$(0.18)	$(0.04)	$(0.02)
Net asset value, end of period	$21.95	$20.43	$21.59	$26.42	$22.22
Total return (%) (r)(s)	8.32	(4.79)	(17.73)	19.12	6.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.25	1.18	1.31	1.42
Expenses after expense reductions (f)	1.17	1.25	1.18	1.27	1.32
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.17	1.25	N/A	N/A	N/A
Net investment income	0.52	0.81	0.49	0.24	0.09
Portfolio turnover	73	125	104	84	99
Net assets at end of period (000 omitted)	$9,733	$8,304	$9,046	$6,079	$2,632

See Notes to Financial Statements

27

Financial Highlights – continued

Class R3	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$20.82	$21.99	$26.88	$22.55	$21.21
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.18	$0.18	$0.11	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.59	(1.21)	(4.87)	4.27	1.32
Total from investment operations	$1.76	$(1.03)	$(4.69)	$4.38	$1.40
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.14)	$(0.20)	$(0.05)	$(0.06)
Net asset value, end of period	$22.37	$20.82	$21.99	$26.88	$22.55
Total return (%) (r)(s)	8.52	(4.50)	(17.60)	19.46	6.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	1.00	0.94	1.02	1.07
Expenses after expense reductions (f)	0.92	1.00	0.94	1.02	1.07
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.92	1.00	N/A	N/A	N/A
Net investment income	0.77	1.04	0.72	0.44	0.34
Portfolio turnover	73	125	104	84	99
Net assets at end of period (000 omitted)	$8,954	$5,195	$4,727	$5,513	$1,815

See Notes to Financial Statements

28

Financial Highlights – continued

Class R4	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$20.88	$22.09	$26.95	$22.62	$21.24
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.18	$0.25	$0.21	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	(1.18)	(4.88)	4.25	1.33
Total from investment operations	$1.82	$(1.00)	$(4.63)	$4.46	$1.47
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.21)	$(0.23)	$(0.13)	$(0.09)
Net asset value, end of period	$22.45	$20.88	$22.09	$26.95	$22.62
Total return (%) (r)(s)	8.80	(4.25)	(17.34)	19.77	6.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.74	0.67	0.72	0.77
Expenses after expense reductions (f)	0.67	0.74	0.67	0.72	0.77
Expenses after expense reductions excluding short sale dividend and interest expense (f)	0.67	0.74	N/A	N/A	N/A
Net investment income	1.01	0.99	0.98	0.83	0.63
Portfolio turnover	73	125	104	84	99
Net assets at end of period (000 omitted)	$739	$348	$57	$68	$57

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, May 1, 2006 through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end

30

Notes to Financial Statements – continued

investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could

31

Notes to Financial Statements – continued

obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of September 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,901,385,730	$4,397	$—	$1,901,390,127
Foreign Equities	63,733,848	—	—	63,733,848
Short Term Securities	—	6,485,063	—	6,485,063
Mutual Funds	19,329,240	—	—	19,329,240
Total Investments	$1,984,448,818	$6,489,460	$—	$1,990,938,278

Short Sales	$(5,013,232)	$—	$—	$(5,013,232)

Other Financial Instruments
Written Options	$(246,675)	$—	$—	$(246,675)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That

32

Notes to Financial Statements – continued

portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at September 30, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Equity Contracts	Purchased Equity Options	$47,297	$—
Equity Contracts	Written Equity Options	—	(246,675)
Total		$47,297	$(246,675)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended September 30, 2010 as reported in the Statement of Operations:

Investment Transactions (Purchased Options)
Equity Contracts	$(4,775,100)

33

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended September 30, 2010 as reported in the Statement of Operations:

	Investments (Purchased Options)	Written Options
Equity Contracts	$(2,546,904)	$(184,471)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote covered call options as part of an option collar strategy with purchased put options to

34

Notes to Financial Statements – continued

protect existing unrealized gains on a security and limit the exposure from a potential decline in the underlying security share price. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Option Transactions

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	2,145	62,204
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	2,145	$62,204

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a

35

Notes to Financial Statements – continued

specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2010, this expense amounted to $125,995. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least

36

Notes to Financial Statements – continued

equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

37

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/10	9/30/09
Ordinary income (including any short-term capital gains)	$18,527,496	$16,764,401

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/10
Cost of investments	$1,925,698,000
Gross appreciation	185,243,515
Gross depreciation	(120,003,237)
Net unrealized appreciation (depreciation)	$65,240,278

Undistributed ordinary income	15,416,129
Capital loss carryforwards	(458,403,795)
Other temporary differences	(487,399)

38

Notes to Financial Statements – continued

As of September 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/11	$(79,360,983)
9/30/17	(58,928,543)
9/30/18	(320,114,269)
Total	$(458,403,795)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/10	Year ended 9/30/09
Class A	$11,546,077	$9,042,720
Class B	138,930	—
Class C	335,908	—
Class I	6,362,854	7,650,016
Class W	1,672	1,079
Class R1	13,827	—
Class R2	70,786	40,371
Class R3	52,318	29,671
Class R4	5,124	544
Total	$18,527,496	$16,764,401

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $46,490 for the year ended September 30, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

39

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,115,711
Class B	0.75%	0.25%	1.00%	1.00%	584,267
Class C	0.75%	0.25%	1.00%	1.00%	846,013
Class W	0.10%	—	0.10%	0.10%	162
Class R1	0.75%	0.25%	1.00%	1.00%	30,291
Class R2	0.25%	0.25%	0.50%	0.50%	44,846
Class R3	—	0.25%	0.25%	0.25%	15,339
Total Distribution and Service Fees					$4,636,629

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2010 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. This agreement terminates on January 1, 2011.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2010, were as follows:

Amount
Class A	$337
Class B	77,074
Class C	9,151

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2010, the fee was $1,104,071, which equated to 0.0563% annually of the fund’s average daily net

40

Notes to Financial Statements – continued

assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,841,058.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2010, these costs for the fund amounted to $761,723 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2010 was equivalent to an annual effective rate of 0.0147% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are

41

Notes to Financial Statements – continued

periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $10,524 and the Retirement Deferral plan resulted in an expense of $3,887. Both amounts are included in independent Trustees’ compensation for the year ended September 30, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $126,069 at September 30, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $55,688 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $19,328 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $10,080, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

42

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, short sales, and short-term obligations, aggregated $1,397,737,074 and $1,469,317,727, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/10		Year ended 9/30/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,788,363	$169,014,585	25,352,828	$470,648,069
Class B	204,420	4,130,821	321,478	5,128,085
Class C	244,665	4,939,640	284,295	4,502,437
Class I	2,526,347	55,275,802	5,020,875	79,724,666
Class W	3,572	79,191	1,933	32,311
Class R1	27,868	552,464	28,059	444,026
Class R2	143,877	3,006,409	76,586	1,285,943
Class R3	195,371	3,991,151	86,888	1,507,884
Class R4	33,713	746,728	14,743	269,684
	11,168,196	$241,736,791	31,187,685	$563,543,105

Shares issued to shareholders in reinvestment of distributions
Class A	492,614	$10,482,822	497,720	$8,177,610
Class B	6,516	129,526	—	—
Class C	13,666	271,454	—	—
Class I	288,820	6,252,960	452,171	7,551,260
Class W	77	1,643	66	1,079
Class R1	705	13,827	—	—
Class R2	3,354	69,989	2,476	39,911
Class R3	2,464	52,318	1,810	29,671
Class R4	241	5,124	33	544
	808,457	$17,279,663	954,276	$15,800,075

43

Notes to Financial Statements – continued

	Year ended 9/30/10		Year ended 9/30/09
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(8,944,490)	$(194,532,178)	(14,154,721)	$(236,043,654)
Class B	(1,299,973)	(26,478,835)	(2,203,274)	(34,341,775)
Class C	(754,522)	(15,228,593)	(1,021,873)	(15,913,905)
Class I	(3,749,316)	(82,182,702)	(15,243,140)	(233,104,604)
Class W	(868)	(19,195)	(1,449)	(23,704)
Class R1	(42,952)	(851,825)	(61,677)	(933,002)
Class R2	(110,104)	(2,336,833)	(91,720)	(1,509,595)
Class R3	(47,161)	(1,046,380)	(54,051)	(973,325)
Class R4	(17,706)	(404,176)	(668)	(13,527)
	(14,967,092)	$(323,080,717)	(32,832,573)	$(522,857,091)

Net change
Class A	(663,513)	$(15,034,771)	11,695,827	$242,782,025
Class B	(1,089,037)	(22,218,488)	(1,881,796)	(29,213,690)
Class C	(496,191)	(10,017,499)	(737,578)	(11,411,468)
Class I	(934,149)	(20,653,940)	(9,770,094)	(145,828,678)
Class W	2,781	61,639	550	9,686
Class R1	(14,379)	(285,534)	(33,618)	(488,976)
Class R2	37,127	739,565	(12,658)	(183,741)
Class R3	150,674	2,997,089	34,647	564,230
Class R4	16,248	347,676	14,108	256,701
	(2,990,439)	$(64,064,263)	(690,612)	$56,486,089

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund and MFS Conservative Allocation Fund were the owners of record of approximately 9%, 9%, 5% and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2050 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee,

44

Notes to Financial Statements – continued

based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2010, the fund’s commitment fee and interest expense were $24,083 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Gain Contingency

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to the SEC, which established a Fair Fund from which settlement funds have been, or will be, distributed to eligible current and former shareholders of the fund and certain other affected MFS retail funds. The Payments, along with additional amounts from a third-party settlement, have been distributed to eligible shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, any undistributed amounts could be designated “residual” and distributed to the fund and certain other affected MFS retail funds for the benefit of fund shareholders. In November 2010, the SEC issued an order designating certain undistributed amounts residual and ordering that such amounts be distributed to the affected MFS retail funds. The SEC order designated other undistributed amounts for use in funding certain additional distribution efforts to eligible shareholders. As a result of the SEC’s approval of the residual payments, the fund recorded a receivable of $286,148. Additional residual amounts may be received by the Fund in the future. Certain procedural conditions of the distribution plan (as modified by the November 2010 SEC order) have not been met to date and, as such, the ultimate timing and amount of any payment of additional residual amounts is not known at this time.

45

Notes to Financial Statements – continued

(8)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,652,341	325,103,941	(310,427,042)	19,329,240

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$24,444	$19,329,240

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the portfolios comprising MFS Series Trust V) (the “Fund”) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2010

47

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

48

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

49

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

50

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

51

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

52

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Joseph MacDougall Katrina Mead

53

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund,

54

Board Review of Investment Advisory Agreement – continued

(v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

55

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

56

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

57

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

58

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

59

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Total Return Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

9/30/10

MTR-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial

markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. However, as we head toward the end of 2010, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities. At MFS®, we take particular pride in how well mutual funds can provide a broad range of products that can fit investor needs in any type of market climate.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 3.75%, 2018	3.2%
Fannie Mae, 5.5%, 30 Years	2.4%
JPMorgan Chase & Co.	1.9%
Philip Morris International, Inc.	1.7%
Freddie Mac, 5.0%, 30 Years	1.6%
Lockheed Martin Corp.	1.6%
AT&T, Inc.	1.6%
Exxon Mobil Corp.	1.5%
U.S. Treasury Notes, 1.875%, 2014	1.5%
Johnson & Johnson	1.5%

Composition including fixed income credit quality (a)(i)
AAA	14.8%
AA	1.9%
A	3.3%
BBB	5.9%
BB	0.4%
B (o)	0.0%
CCC	0.2%
C (o)	0.0%
U.S. Agency (NR)	13.8%
Non-Fixed Income (NR)	59.3%
Cash & Other	0.4%

Equity sectors
Financial Services	13.3%
Energy	7.3%
Consumer Staples	6.6%
Health Care	6.5%
Industrial Goods & Services	5.8%
Utilities & Communications	5.7%
Technology	3.7%
Retailing	2.8%
Basic Materials	2.7%
Leisure	2.4%
Special Products & Services	1.1%
Autos & Housing	0.9%
Transportation	0.5%

Fixed income sectors (i)
Mortgage-Backed Securities	13.7%
U.S. Treasury Securities	12.3%
High Grade Corporates	8.7%
Commercial Mortgage-Backed Securities	1.7%
Emerging Markets Bonds	0.9%
Non-U.S. Government Bonds	0.8%
U.S. Government Agencies	0.6%
Asset-Backed Securities	0.5%
High Yield Corporates	0.4%
Collateralized Debt Obligations	0.4%
Municipal Bonds	0.3%
Residential Mortgage-Backed Securities (o)	0.0%

Portfolio Composition – continued

(a)	The rating categories (e.g., AAA) include debt securities and fixed-income structured products that have long-term public ratings. All rated securities are assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s (e.g., Aaa) are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Agency (NR) includes unrated U.S. Agency fixed-income securities and collateralized mortgage obligations of U.S. Agency MBS. Non-Fixed Income (NR) includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities and short-term securities. All categories reflect the equivalent exposure of derivatives, if applicable.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(o)	Less than 0.1%.

Percentages are based on net assets as of 9/30/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2010, Class A shares of the MFS Total Return Fund (the “fund”) provided a total return of 7.45%, at net asset value. This compares with return of 10.16% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index). The fund’s other benchmark, the Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index), generated a return of 8.16%.

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, though, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. Although policy uncertainty remained very elevated, the prospects for more easing by the Fed improved market sentiment and drove asset prices well off their recent lows.

Detractors from Performance

Within the equity portion of the fund, a combination of stock selection and an overweighted position in the financial services sector detracted from performance relative to the S&P 500 Index. Investment banking firm Goldman Sachs Group and financial services firms, State Street Corp., Bank of New York Mellon, and JPMorgan Chase, were among the fund’s top relative detractors for the reporting period. We believe that shares of Goldman Sachs came under pressure as the company faced headwinds from the SEC’s civil lawsuit and the uncertainty surrounding what affect the Financial Services Reform Act will have on Goldman’s derivatives business.

Management Review – continued

Elsewhere, the fund’s holdings of poor-performing defense contractor Lockheed Martin, integrated oil company TOTAL (b) (France), and drugstore retailer CVS held back relative results. Shares of Lockheed Martin declined as increasing concerns about the potential for defense budget cuts negatively affected the company’s future revenue and margin prospects, in turn putting pressure on its share price during the latter part of the reporting period. Not owning personal electronics maker Apple, internet retailer Amazon.com, and industrial manufacturer Caterpillar Inc., all standout performers, also had a negative impact on relative returns.

Within the fixed income portion of the fund, our yield curve (y) positioning held back results relative to the Barclays Capital Index. The fund’s lesser exposure to Government National Mortgage Association (Ginnie Mae) mortgage-backed securities also hurt relative performance.

Contributors to Performance

Within the equity portion of the fund, stock selection in the consumer staples sector contributed to performance relative to the S&P 500 Index. Our holdings in strong-performing global food company Nestle (b) (Switzerland) and tobacco company Philip Morris International benefited relative results. The stock price of Philip Morris International rose due to strong second quarter results led by very solid price increases, more than offsetting volume declines in its developed markets.

Security selection in the basic materials sector was another positive factor for relative performance. Chemical company PPG Industries was a top relative contributor within this sector. Shares of PPG Industries appreciated after the company reported better-than-expected second quarter earnings based on a cyclical recovery in auto/industrial industries.

Individual securities in other sectors that aided relative returns included auto parts retailer Advance Auto Parts (b), diversified industrial manufacturer Eaton Corp., global security company Northrop Grumman Corp., and toy maker Hasbro Inc. Not holding weak-performing software giant Microsoft and financial services firm Citigroup, and an underweighted position in diversified industrial conglomerate General Electric, also helped relative results.

Management Review – continued

Within the fixed income portion of the fund, bond selection was a key contributor to performance relative to the Barclays Capital Index. The fund’s greater exposure to bonds in the financial sector, and to bonds rated (r) “BBB” and “BB”, also helped. In addition, the fund’s return from yield, which was greater than that of the benchmark, aided relative returns.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Joshua Marston	Michael Roberge	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/10

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/06/70	7.45%	2.44%	4.13%	N/A
B	8/23/93	6.81%	1.80%	3.47%	N/A
C	8/01/94	6.79%	1.80%	3.46%	N/A
I	1/02/97	7.83%	2.80%	4.49%	N/A
R1	4/01/05	6.76%	1.75%	N/A	2.11%
R2	10/31/03	7.35%	2.24%	N/A	4.29%
R3	4/01/05	7.55%	2.49%	N/A	2.86%
R4	4/01/05	7.82%	2.77%	N/A	3.14%
529A	7/31/02	7.36%	2.28%	N/A	5.15%
529B	7/31/02	6.65%	1.61%	N/A	4.48%
529C	7/31/02	6.69%	1.61%	N/A	4.48%
Comparative benchmarks
Barclays Capital U.S. Aggregate Bond Index (f)		8.16%	6.20%	6.41%	N/A
Standard & Poor’s 500 Stock Index (f)		10.16%	0.64%	(0.43)%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	1.27%	1.24%	3.51%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)	2.81%	1.48%	3.47%	N/A
C With CDSC (1% for 12 months) (x)	5.79%	1.80%	3.46%	N/A
529A With Initial Sales Charge (5.75%)	1.18%	1.08%	N/A	4.39%
529B With CDSC (Declining over six years from 4% to 0%) (x)	2.65%	1.29%	N/A	4.48%
529C With CDSC (1% for 12 months) (x)	5.69%	1.61%	N/A	4.48%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definitions

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2010 through September 30, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010 through September 30, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/10	Ending Account Value 9/30/10	Expenses Paid During Period (p) 4/01/10-9/30/10
A	Actual	0.88%	$1,000.00	$1,007.46	$4.43
	Hypothetical (h)	0.88%	$1,000.00	$1,020.66	$4.46
B	Actual	1.53%	$1,000.00	$1,004.05	$7.69
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
C	Actual	1.53%	$1,000.00	$1,004.10	$7.69
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
I	Actual	0.53%	$1,000.00	$1,009.24	$2.67
	Hypothetical (h)	0.53%	$1,000.00	$1,022.41	$2.69
R1	Actual	1.53%	$1,000.00	$1,004.17	$7.69
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
R2	Actual	1.03%	$1,000.00	$1,006.68	$5.18
	Hypothetical (h)	1.03%	$1,000.00	$1,019.90	$5.22
R3	Actual	0.78%	$1,000.00	$1,007.96	$3.93
	Hypothetical (h)	0.78%	$1,000.00	$1,021.16	$3.95
R4	Actual	0.53%	$1,000.00	$1,009.24	$2.67
	Hypothetical (h)	0.53%	$1,000.00	$1,022.41	$2.69
529A	Actual	0.98%	$1,000.00	$1,006.97	$4.93
	Hypothetical (h)	0.98%	$1,000.00	$1,020.16	$4.96
529B	Actual	1.63%	$1,000.00	$1,003.65	$8.19
	Hypothetical (h)	1.63%	$1,000.00	$1,016.90	$8.24
529C	Actual	1.63%	$1,000.00	$1,003.62	$8.19
	Hypothetical (h)	1.63%	$1,000.00	$1,016.90	$8.24

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

9/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 59.1%
Issuer	Shares/Par	Value ($)

Aerospace - 4.2%
Goodrich Corp.	109,800	$8,095,554
Honeywell International, Inc.	603,180	26,503,729
Lockheed Martin Corp.	1,481,050	105,569,244
Northrop Grumman Corp.	661,580	40,111,595
Precision Castparts Corp.	79,870	10,171,444
United Technologies Corp.	1,182,460	84,226,626

		$274,678,192
Alcoholic Beverages - 0.8%
Diageo PLC	2,392,602	$41,193,582
Heineken N.V.	198,610	10,299,523

		$51,493,105
Apparel Manufacturers - 0.3%
NIKE, Inc., “B”	267,210	$21,414,209

Automotive - 0.3%
Johnson Controls, Inc.	556,550	$16,974,775

Broadcasting - 1.4%
Omnicom Group, Inc.	938,220	$37,040,926
Time Warner, Inc.	319,400	9,789,610
Walt Disney Co.	1,383,460	45,806,361

		$92,636,897
Brokerage & Asset Managers - 0.6%
Charles Schwab Corp.	977,900	$13,592,810
Deutsche Boerse AG	113,300	7,559,860
Franklin Resources, Inc.	138,050	14,757,545

		$35,910,215
Business Services - 1.0%
Accenture Ltd., “A”	997,050	$42,364,655
Dun & Bradstreet Corp.	158,620	11,760,087
Western Union Co.	670,110	11,840,844

		$65,965,586
Cable TV - 0.3%
Comcast Corp., “Special A”	970,530	$16,508,715

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - 1.8%
3M Co.	611,550	$53,027,500
E.I. du Pont de Nemours & Co.	262,870	11,729,259
Monsanto Co.	120,640	5,782,275
PPG Industries, Inc.	666,350	48,510,280

		$119,049,314
Computer Software - 0.9%
Oracle Corp.	2,171,360	$58,301,016

Computer Software - Systems - 1.5%
Hewlett-Packard Co.	947,430	$39,858,380
International Business Machines Corp.	411,970	55,261,656

		$95,120,036
Construction - 0.6%
Pulte Homes, Inc. (a)	642,060	$5,624,446
Sherwin-Williams Co.	235,230	17,675,182
Stanley Black & Decker, Inc.	215,371	13,197,935

		$36,497,563
Consumer Products - 0.9%
Clorox Co.	170,390	$11,375,236
Procter & Gamble Co.	819,968	49,173,481

		$60,548,717
Consumer Services - 0.1%
Apollo Group, Inc., “A” (a)	176,230	$9,049,411

Electrical Equipment - 1.0%
Danaher Corp.	1,301,650	$52,860,007
General Electric Co.	593,530	9,644,862

		$62,504,869
Electronics - 0.5%
Intel Corp.	1,850,940	$35,593,576

Energy - Independent - 2.9%
Anadarko Petroleum Corp.	193,470	$11,037,464
Apache Corp.	761,110	74,406,114
Devon Energy Corp.	195,415	12,651,167
EOG Resources, Inc.	279,530	25,987,904
Noble Energy, Inc.	319,340	23,979,241
Occidental Petroleum Corp.	387,720	30,358,476

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - continued
Southwestern Energy Co. (a)	297,800	$9,958,432

		$188,378,798
Energy - Integrated - 3.5%
Chevron Corp.	845,555	$68,532,233
Exxon Mobil Corp.	1,609,638	99,459,532
Hess Corp.	687,730	40,658,598
TOTAL S.A., ADR	442,400	22,827,840

		$231,478,203
Engineering - Construction - 0.2%
Fluor Corp.	237,050	$11,741,086

Food & Beverages - 3.1%
General Mills, Inc.	1,123,610	$41,056,709
Groupe Danone	165,723	9,912,322
J.M. Smucker Co.	137,273	8,309,135
Kellogg Co.	380,430	19,215,519
Nestle S.A.	1,187,716	63,274,749
PepsiCo, Inc.	866,140	57,546,342

		$199,314,776
Food & Drug Stores - 1.0%
CVS Caremark Corp.	788,369	$24,809,972
Kroger Co.	547,590	11,860,799
Walgreen Co.	772,450	25,877,075

		$62,547,846
Gaming & Lodging - 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	74,890	$3,935,469

General Merchandise - 0.9%
Kohl’s Corp. (a)	536,440	$28,259,659
Target Corp.	502,330	26,844,515
Wal-Mart Stores, Inc.	110,650	5,921,988

		$61,026,162
Insurance - 4.3%
ACE Ltd.	573,240	$33,391,230
Aflac, Inc.	228,540	11,817,803
Allstate Corp.	429,610	13,554,196
Aon Corp.	785,220	30,709,954
Chubb Corp.	244,950	13,959,701

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
MetLife, Inc.	1,964,860	$75,548,867
Prudential Financial, Inc.	1,047,830	56,771,429
Travelers Cos., Inc.	907,950	47,304,195

		$283,057,375
Internet - 0.3%
eBay, Inc. (a)	197,700	$4,823,880
Google, Inc., “A” (a)	28,440	14,953,468

		$19,777,348
Leisure & Toys - 0.3%
Hasbro, Inc.	466,120	$20,747,001

Machinery & Tools - 0.4%
Eaton Corp.	319,640	$26,367,104

Major Banks - 7.6%
Bank of America Corp.	5,033,160	$65,984,728
Bank of New York Mellon Corp.	3,336,228	87,175,638
Goldman Sachs Group, Inc.	626,030	90,511,417
JPMorgan Chase & Co.	3,284,861	125,054,658
PNC Financial Services Group, Inc.	467,959	24,291,752
Regions Financial Corp.	382,700	2,782,229
State Street Corp.	1,081,160	40,716,486
Wells Fargo & Co.	2,402,740	60,380,856

		$496,897,764
Medical Equipment - 2.3%
Becton, Dickinson & Co.	437,570	$32,423,937
Medtronic, Inc.	1,126,770	37,836,937
St. Jude Medical, Inc. (a)	818,290	32,191,529
Thermo Fisher Scientific, Inc. (a)	574,310	27,497,963
Waters Corp. (a)	283,470	20,064,007

		$150,014,373
Metals & Mining - 0.1%
United States Steel Corp.	169,960	$7,451,046

Natural Gas - Distribution - 0.1%
Sempra Energy	152,900	$8,226,020

Natural Gas - Pipeline - 0.2%
Williams Cos., Inc.	734,750	$14,041,072

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Network & Telecom - 0.5%
Cisco Systems, Inc. (a)	1,620,130	$35,480,847

Oil Services - 0.8%
Halliburton Co.	280,400	$9,272,828
National Oilwell Varco, Inc.	373,680	16,617,550
Noble Corp.	227,760	7,696,010
Schlumberger Ltd.	121,110	7,461,587
Transocean, Inc. (a)	211,930	13,624,980

		$54,672,955
Other Banks & Diversified Financials - 0.8%
Marshall & Ilsley Corp.	1,238,940	$8,722,138
MasterCard, Inc., “A”	111,592	24,996,608
Visa, Inc., “A”	112,320	8,340,883
Zions Bancorporation	418,420	8,937,451

		$50,997,080
Pharmaceuticals - 4.2%
Abbott Laboratories	1,275,110	$66,611,746
Bayer AG	241,360	16,830,090
GlaxoSmithKline PLC	435,480	8,581,978
Johnson & Johnson	1,546,110	95,796,976
Merck & Co., Inc.	261,820	9,637,594
Pfizer, Inc.	3,803,555	65,307,039
Roche Holding AG	69,200	9,450,608

		$272,216,031
Railroad & Shipping - 0.3%
Canadian National Railway Co.	158,310	$10,135,006
Union Pacific Corp.	79,990	6,543,182

		$16,678,188
Restaurants - 0.3%
McDonald’s Corp.	259,260	$19,317,463

Specialty Chemicals - 0.8%
Air Products & Chemicals, Inc.	602,450	$49,894,909

Specialty Stores - 0.6%
Advance Auto Parts, Inc.	108,970	$6,394,360
Home Depot, Inc.	350,600	11,107,008
Limited Brands, Inc.	46,300	1,239,914
Staples, Inc.	905,750	18,948,290

		$37,689,572

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telecommunications - Wireless - 0.9%
Vodafone Group PLC	23,222,093	$57,309,429
Vodafone Group PLC, ADR	108,900	2,701,809

		$60,011,238
Telephone Services - 1.9%
AT&T, Inc.	3,661,228	$104,711,121
CenturyLink, Inc.	419,617	16,558,087

		$121,269,208
Tobacco - 1.8%
Altria Group, Inc.	489,100	$11,748,182
Philip Morris International, Inc.	1,923,910	107,777,438

		$119,525,620
Trucking - 0.2%
United Parcel Service, Inc., “B”	233,490	$15,571,448

Utilities - Electric Power - 2.5%
American Electric Power Co., Inc.	493,270	$17,871,172
CenterPoint Energy, Inc.	181,750	2,857,110
CMS Energy Corp.	220,220	3,968,364
Dominion Resources, Inc.	175,458	7,660,496
Entergy Corp.	346,490	26,516,880
NextEra Energy, Inc.	219,260	11,925,551
NRG Energy, Inc. (a)	475,070	9,890,957
PG&E Corp.	681,860	30,970,081
PPL Corp.	875,360	23,836,053
Public Service Enterprise Group, Inc.	925,720	30,622,818

		$166,119,482
Total Common Stocks (Identified Cost, $3,252,272,739)		$3,856,691,680

Bonds - 40.0%
Agency - Other - 0.1%
Financing Corp., 9.65%, 2018	$2,850,000	$4,308,396

Asset-Backed & Securitized - 2.5%
Anthracite Ltd., “A”, CDO, FRN, 0.706%, 2017 (z)	$7,252,142	$6,889,535
Banc of America Commercial Mortgage, Inc., FRN, 5.74%, 2051	13,600,000	14,627,967
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.856%, 2040 (z)	7,863,827	3,445,929
BlackRock Capital Finance LP, 7.75%, 2026 (n)	1,015,116	136,736
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	8,096,000	8,100,858

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	$6,820,000	$7,068,277
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	6,450,000	4,682,339
Credit Suisse Mortgage Capital Certificate, 5.695%, 2040	9,759,829	9,781,864
Crest G-Star, CDO, FRN, 0.769%, 2016	9,323,500	9,020,486
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	6,060,055	3,404,121
HSBC Credit Card Master Note Trust, FRN, 0.807%, 2013	11,831,000	11,825,963
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	828,000	828,468
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 2037	1,200,000	1,193,505
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.404%, 2041	2,279,327	2,465,754
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	7,065,861	7,715,086
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.87%, 2045	7,340,374	8,137,515
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.006%, 2049	16,230,000	16,769,854
Merrill Lynch Mortgage Trust, FRN, 6.02%, 2050	5,520,000	1,556,632
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.748%, 2050	9,759,829	9,951,455
Morgan Stanley Capital I, Inc., FRN, 1.148%, 2030 (i)(n)	42,215,920	1,011,367
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	5,243,000	5,381,216
Residential Funding Mortgage Securities, Inc., 5.32%, 2035	8,242,000	3,061,244
Spirit Master Funding LLC, 5.05%, 2023 (z)	8,001,203	7,158,756
Structured Asset Securities Corp., FRN, 4.67%, 2035	2,508,414	2,488,319
Wachovia Bank Commercial Mortgage Trust, FRN, 6.102%, 2051	18,785,000	19,611,715

		$166,314,961
Automotive - 0.1%
Toyota Motor Credit Corp., 3.2%, 2015	$3,480,000	$3,691,744

Broadcasting - 0.2%
Hearst-Argyle Television, Inc., 7.5%, 2027	$3,800,000	$3,091,794
News America, Inc., 8.5%, 2025	5,903,000	7,496,656

		$10,588,450
Building - 0.0%
CRH America, Inc., 6.95%, 2012	$1,296,000	$1,383,445

Cable TV - 0.4%
Cox Communications, Inc., 4.625%, 2013	$6,711,000	$7,238,934

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - continued
DIRECTV Holdings LLC, 4.6%, 2021	$7,320,000	$7,522,054
Time Warner Entertainment Co. LP, 8.375%, 2033	7,170,000	9,292,349

		$24,053,337
Conglomerates - 0.1%
Kennametal, Inc., 7.2%, 2012	$8,542,000	$8,875,326

Consumer Services - 0.2%
Western Union Co., 5.4%, 2011	$10,085,000	$10,529,678

Defense Electronics - 0.2%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$8,973,000	$9,902,127

Electronics - 0.1%
Tyco Electronics Group S.A., 6.55%, 2017	$7,980,000	$9,333,448

Emerging Market Quasi-Sovereign - 0.2%
Petroleos Mexicanos, 8%, 2019	$4,145,000	$5,139,800
Qtel International Finance Ltd., 6.5%, 2014 (n)	1,395,000	1,567,645
Qtel International Finance Ltd., 7.875%, 2019 (n)	945,000	1,143,462
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	5,656,548	6,178,534

		$14,029,441
Emerging Market Sovereign - 0.2%
Republic of Peru, 7.35%, 2025	$551,000	$714,922
Russian Federation, 3.625%, 2015 (z)	12,000,000	12,090,000

		$12,804,922
Energy - Independent - 0.1%
Anadarko Petroleum Corp., 6.45%, 2036	$7,610,000	$7,619,155

Energy - Integrated - 0.4%
BP Capital Markets PLC, 4.5%, 2020	$1,661,000	$1,698,564
Hess Corp., 8.125%, 2019	1,740,000	2,287,785
Husky Energy, Inc., 5.9%, 2014	4,370,000	4,862,110
Husky Energy, Inc., 7.25%, 2019	4,453,000	5,442,733
Petro-Canada, 6.05%, 2018	9,475,000	11,030,653

		$25,321,845
Financial Institutions - 0.0%
General Electric Capital Corp., 5.45%, 2013	$2,383,000	$2,591,729

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Beverages - 0.3%
Anheuser-Busch Cos., Inc., 8%, 2039 (n)	$7,380,000	$10,447,165
Dr. Pepper Snapple Group, Inc., 6.82%, 2018	3,082,000	3,813,189
Miller Brewing Co., 5.5%, 2013 (n)	7,006,000	7,704,442

		$21,964,796
Food & Drug Stores - 0.1%
CVS Caremark Corp., 6.125%, 2016	$6,630,000	$7,826,430

Gaming & Lodging - 0.1%
Wyndham Worldwide Corp., 6%, 2016	$6,562,000	$6,845,636

Insurance - 0.3%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$8,503,000	$7,631,443
MetLife, Inc., 4.75%, 2021	1,810,000	1,920,236
Metropolitan Life Global Funding, 5.125%, 2013 (n)	3,340,000	3,635,239
Metropolitan Life Global Funding, 5.125%, 2014 (n)	1,320,000	1,464,392
Prudential Financial, Inc., 5.375%, 2020	1,490,000	1,610,617
Prudential Financial, Inc., 6.625%, 2040	2,420,000	2,776,836

		$19,038,763
Insurance - Property & Casualty - 0.2%
Chubb Corp., 6.375% to 2017, FRN to 2067	$6,830,000	$6,727,550
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2062 (n)	770,000	722,445
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	2,925,000	2,720,250

		$10,170,245
International Market Quasi-Sovereign - 0.7%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$4,890,000	$5,198,226
ING Bank N.V., 3.9%, 2014 (n)	6,920,000	7,550,592
Irish Life & Permanent PLC, 3.6%, 2013 (n)	8,600,000	8,125,091
KFW International Finance, Inc., 4.875%, 2019	7,250,000	8,534,613
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	13,020,000	13,372,972
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	4,053,000	4,360,067

		$47,141,561
Local Authorities - 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	$5,815,000	$7,219,613

Machinery & Tools - 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$5,970,000	$6,624,975

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - 1.8%
Banco Santander Chile, 3.75%, 2015 (z)	$6,717,000	$6,809,056
Bank of America Corp., 7.375%, 2014	2,825,000	3,246,922
Bank of America Corp., 5.49%, 2019	4,135,000	4,211,605
Bank of America Corp., 7.625%, 2019	3,980,000	4,719,691
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	3,200,000	3,168,000
Commonwealth Bank of Australia, 5%, 2019 (n)	3,930,000	4,260,317
Credit Suisse New York, 5.5%, 2014	8,200,000	9,185,443
DBS Group Holdings Ltd., 7.657% to 2011, FRN to 2049 (n)	4,943,000	5,023,324
Goldman Sachs Group, Inc., 5.625%, 2017	6,364,000	6,739,101
HSBC USA, Inc., 4.875%, 2020	4,130,000	4,307,590
JPMorgan Chase & Co., 6.3%, 2019	6,750,000	7,822,312
JPMorgan Chase Capital XXII, 6.45%, 2087	3,143,000	3,147,353
JPMorgan Chase Capital XXVII, 7%, 2039	816,000	837,766
Merrill Lynch & Co., Inc., 6.15%, 2013	6,790,000	7,419,643
Morgan Stanley, 5.75%, 2016	6,120,000	6,615,163
Morgan Stanley, 6.625%, 2018	6,920,000	7,671,893
PNC Funding Corp., 5.625%, 2017	6,510,000	7,108,093
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	11,444,000	11,458,305
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	8,740,000	9,061,518
Wachovia Corp., 5.25%, 2014	4,613,000	5,014,193

		$117,827,288
Medical & Health Technology & Services - 0.3%
CareFusion Corp., 6.375%, 2019	$6,240,000	$7,424,146
Hospira, Inc., 5.55%, 2012	3,080,000	3,304,557
Hospira, Inc., 6.05%, 2017	5,813,000	6,675,858

		$17,404,561
Metals & Mining - 0.2%
ArcelorMittal, 6.125%, 2018	$3,465,000	$3,747,453
ArcelorMittal, 5.25%, 2020	6,640,000	6,691,772
Vale Overseas Ltd., 4.625%, 2020	1,631,000	1,684,560
Vale Overseas Ltd., 6.875%, 2039	1,269,000	1,454,224

		$13,578,009
Mortgage-Backed - 13.7%
Fannie Mae, 6.33%, 2011	$1,321,722	$1,332,275
Fannie Mae, 4.01%, 2013	965,751	1,024,992
Fannie Mae, 4.021%, 2013	3,028,950	3,212,012
Fannie Mae, 4.767%, 2013	539,296	571,401
Fannie Mae, 4.589%, 2014	4,754,829	5,164,011
Fannie Mae, 4.63%, 2014	2,410,013	2,619,227
Fannie Mae, 4.778%, 2014	187,669	204,478

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 4.841%, 2014	$4,293,021	$4,688,501
Fannie Mae, 4.88%, 2014 - 2020	1,531,142	1,699,358
Fannie Mae, 4.565%, 2015	336,995	364,696
Fannie Mae, 4.78%, 2015	2,315,861	2,569,306
Fannie Mae, 4.856%, 2015	646,069	714,711
Fannie Mae, 4.922%, 2015	4,620,481	5,131,957
Fannie Mae, 5.19%, 2015	1,344,310	1,513,540
Fannie Mae, 5.09%, 2016	2,000,000	2,255,599
Fannie Mae, 5.66%, 2016	1,248,610	1,413,229
Fannie Mae, 5.725%, 2016	1,422,113	1,574,716
Fannie Mae, 5.05%, 2017	2,479,674	2,799,499
Fannie Mae, 5.5%, 2017 - 2038	162,667,842	174,834,322
Fannie Mae, 6%, 2017 - 2037	86,442,771	94,635,035
Fannie Mae, 4.5%, 2018 - 2035	28,928,621	30,612,008
Fannie Mae, 5%, 2018 - 2039	67,085,795	71,101,437
Fannie Mae, 7.5%, 2030 - 2032	948,408	1,082,744
Fannie Mae, 6.5%, 2031 - 2037	30,225,482	33,576,428
Freddie Mac, 4%, 2040	18,874,000	19,298,665
Freddie Mac, 6%, 2016 - 2037	52,865,917	57,588,248
Freddie Mac, 5%, 2017 - 2039	117,562,540	124,573,198
Freddie Mac, 4.5%, 2019 - 2039	52,740,236	55,245,383
Freddie Mac, 5.085%, 2019	6,789,000	7,636,829
Freddie Mac, 5.5%, 2019 - 2035	45,902,366	49,231,686
Freddie Mac, 6.5%, 2034 - 2037	14,190,086	15,642,805
Ginnie Mae, 5.5%, 2032 - 2035	20,231,305	21,879,923
Ginnie Mae, 6%, 2032 - 2038	17,250,765	18,877,670
Ginnie Mae, 4.5%, 2033 - 2040	30,872,941	32,537,243
Ginnie Mae, 5%, 2033 - 2039	40,596,936	43,323,747

		$890,530,879
Municipals - 0.3%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	$3,195,000	$3,864,353
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2030	4,210,000	5,254,796
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.5%, 2032	6,295,000	8,098,518

		$17,217,667
Natural Gas - Pipeline - 0.5%
CenterPoint Energy, Inc., 7.875%, 2013	$6,965,000	$8,020,198
Enterprise Products Operating LLC, 6.5%, 2019	5,184,000	6,041,237
Kinder Morgan Energy Partners LP, 6.75%, 2011	8,013,000	8,215,184

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
Kinder Morgan Energy Partners LP, 7.75%, 2032	$2,520,000	$3,051,450
Spectra Energy Capital LLC, 8%, 2019	5,327,000	6,742,570

		$32,070,639
Network & Telecom - 0.4%
AT&T, Inc., 6.55%, 2039	$7,210,000	$8,385,043
Telecom Italia Capital, 5.25%, 2013	4,186,000	4,497,426
Verizon New York, Inc., 6.875%, 2012	11,404,000	12,300,696

		$25,183,165
Other Banks & Diversified Financials - 1.0%
American Express Co., 5.5%, 2016	$6,317,000	$7,165,070
Banco Bradesco S.A., 6.75%, 2019 (n)	3,383,000	3,662,098
Capital One Financial Corp., 6.15%, 2016	8,680,000	9,516,335
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	7,712,000	8,877,129
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	3,333,000	3,159,101
Svenska Handelsbanken AB, 4.875%, 2014 (n)	5,000,000	5,465,230
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	12,360,000	11,865,600
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	15,472,000	15,680,052

		$65,390,615
Pharmaceuticals - 0.2%
Pfizer, Inc., 7.2%, 2039	$3,040,000	$4,135,969
Roche Holdings, Inc., 6%, 2019 (n)	8,380,000	10,152,068

		$14,288,037
Railroad & Shipping - 0.0%
CSX Corp., 6.75%, 2011	$618,000	$633,565

Real Estate - 0.4%
Boston Properties, Inc., REIT, 5%, 2015	$2,006,000	$2,197,286
HRPT Properties Trust, REIT, 6.25%, 2016	11,278,000	12,010,687
Kimco Realty Corp., REIT, 6%, 2012	1,750,000	1,896,578
Vornado Realty Trust, REIT, 4.75%, 2010	5,141,000	5,163,307
WEA Finance LLC, REIT, 6.75%, 2019 (n)	2,086,000	2,471,509

		$23,739,367
Retailers - 0.2%
Limited Brands, Inc., 5.25%, 2014	$2,262,000	$2,307,240
Wal-Mart Stores, Inc., 5.25%, 2035	12,347,000	13,221,353

		$15,528,593

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Supranational - 0.1%
Asian Development Bank, 2.75%, 2014	$5,390,000	$5,715,685

Telecommunications - Wireless - 0.3%
Crown Castle Towers LLC, 4.883%, 2020 (n)	$2,040,000	$2,107,583
Crown Castle Towers LLC, 6.113%, 2040 (n)	3,852,000	4,255,420
Rogers Communications, Inc., 6.8%, 2018	8,529,000	10,536,104

		$16,899,107
Tobacco - 0.1%
Philip Morris International, Inc., 4.875%, 2013	$4,662,000	$5,117,972

Transportation - Services - 0.1%
Erac USA Finance Co., 7%, 2037 (n)	$6,381,000	$7,351,225

U.S. Government Agencies and Equivalents - 0.5%
Aid-Egypt, 4.45%, 2015	$9,559,000	$10,844,208
Small Business Administration, 8.8%, 2011	3,914	3,954
Small Business Administration, 4.35%, 2023	1,303,623	1,394,647
Small Business Administration, 4.77%, 2024	3,505,974	3,783,025
Small Business Administration, 5.18%, 2024	5,614,655	6,095,531
Small Business Administration, 5.52%, 2024	3,535,323	3,855,438
Small Business Administration, 4.99%, 2024	4,894,153	5,319,743
Small Business Administration, 4.95%, 2025	3,751,502	4,083,155

		$35,379,701
U.S. Treasury Obligations - 12.2%
U.S. Treasury Bonds, 2%, 2013	$11,523,000	$11,994,728
U.S. Treasury Bonds, 8.5%, 2020	2,148,000	3,242,137
U.S. Treasury Bonds, 6%, 2026	6,445,000	8,702,761
U.S. Treasury Bonds, 6.75%, 2026	926,000	1,346,896
U.S. Treasury Bonds, 5.25%, 2029	21,388,000	27,029,085
U.S. Treasury Bonds, 5.375%, 2031	4,690,000	6,038,375
U.S. Treasury Bonds, 4.5%, 2036	5,928,000	6,816,275
U.S. Treasury Bonds, 5%, 2037	18,185,000	22,580,660
U.S. Treasury Bonds, 4.5%, 2039	33,651,000	38,530,395
U.S. Treasury Notes, 0.875%, 2011	44,324,000	44,448,639
U.S. Treasury Notes, 5.125%, 2011	18,109,000	18,766,157
U.S. Treasury Notes, 1.375%, 2012	31,456,100	31,907,055
U.S. Treasury Notes, 1.375%, 2012	33,218,000	33,840,837
U.S. Treasury Notes, 1.375%, 2013	43,903,000	44,770,787
U.S. Treasury Notes, 3.875%, 2013	9,952,000	10,757,495
U.S. Treasury Notes, 3.5%, 2013	25,000,000	26,976,550

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, 3.125%, 2013	$65,703,000	$70,528,097
U.S. Treasury Notes, 2.75%, 2013	54,555,000	58,015,860
U.S. Treasury Notes, 1.5%, 2013	16,019,000	16,418,225
U.S. Treasury Notes, 1.875%, 2014	93,299,000	96,746,678
U.S. Treasury Notes, 4.75%, 2014	2,962,000	3,380,382
U.S. Treasury Notes, 4.25%, 2015	856,000	978,315
U.S. Treasury Notes, 2.625%, 2016	4,568,000	4,854,569
U.S. Treasury Notes, 4.75%, 2017	2,870,000	3,407,453
U.S. Treasury Notes, 3.75%, 2018	183,228,000	204,700,123

		$796,778,534
Utilities - Electric Power - 1.0%
Bruce Mansfield Unit, 6.85%, 2034	$13,607,945	$15,165,530
Enel Finance International S.A., 6.25%, 2017 (n)	5,446,000	6,176,439
MidAmerican Funding LLC, 6.927%, 2029	12,485,000	14,866,913
Oncor Electric Delivery Co., 7%, 2022	8,725,000	10,960,354
PSEG Power LLC, 6.95%, 2012	6,285,000	6,884,897
PSEG Power LLC, 5.32%, 2016	5,099,000	5,707,081
System Energy Resources, Inc., 5.129%, 2014 (z)	2,366,576	2,413,695
Waterford 3 Funding Corp., 8.09%, 2017	5,571,042	5,663,242

		$67,838,151
Total Bonds (Identified Cost, $2,471,251,895)		$2,606,652,783

Convertible Preferred Stocks - 0.2%
Energy - Independent - 0.1%
Apache Corp., 6%	168,880	$9,795,040

Utilities - Electric Power - 0.1%
PPL Corp., 9.5%	61,130	$3,488,078
Total Convertible Preferred Stocks (Identified Cost, $11,734,985)		$13,283,118

Money Market Funds (v) - 1.2%
MFS Institutional Money Market Portfolio, 0.23%, at Cost and Net Asset Value	77,437,958	$77,437,958
Total Investments (Identified Cost, $5,812,697,577)		$6,554,065,539

Other Assets, Less Liabilities - (0.5)%		(29,726,300)
Net Assets - 100.0%		$6,524,339,239

Portfolio of Investments – continued

(a)	Non-income producing security.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $194,195,045, representing 3.0% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Anthracite Ltd., “A”, CDO, FRN, 0.706%, 2017	3/19/10	$6,745,324	$6,889,535
Banco Santander Chile, 3.75%, 2015	9/15/10-9/17/10	6,755,277	6,809,056
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.856%, 2040	3/01/06	7,863,827	3,445,929
Capital Trust Realty Ltd., CDO, 5.16%, 2035	4/07/06-9/14/10	8,017,151	8,100,858
Russian Federation, 3.625%, 2015	4/22/10	11,941,895	12,090,000
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	7,918,394	7,158,756
System Energy Resources, Inc., 5.129%, 2014	4/16/04	2,366,576	2,413,695
Total Restricted Securities			$46,907,829
% of Net Assets			0.7%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $5,735,259,619)	$6,476,627,581
Underlying funds, at cost and value	77,437,958
Total investments, at value (identified cost, $5,812,697,577)	$6,554,065,539
Cash	480,822
Receivables for
Investments sold	5,066,717
Fund shares sold	4,701,327
Interest and dividends	26,402,379
Other assets	64,580
Total assets	$6,590,781,364
Liabilities
Payables for
Distributions	$1,753,903
Investments purchased	44,722,354
Fund shares reacquired	16,395,173
Payable to affiliates
Investment adviser	125,578
Shareholder servicing costs	2,788,875
Distribution and service fees	170,283
Administrative services fee	5,087
Program manager fees	103
Payable for independent Trustees’ compensation	188,530
Accrued expenses and other liabilities	292,239
Total liabilities	$66,442,125
Net assets	$6,524,339,239
Net assets consist of
Paid-in capital	$6,994,516,254
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	741,425,677
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,207,401,139)
Accumulated distributions in excess of net investment income	(4,201,553)
Net assets	$6,524,339,239
Shares of beneficial interest outstanding	484,248,018

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,357,041,240	323,622,860	$13.46
Class B	574,453,969	42,656,334	13.47
Class C	840,204,365	62,111,582	13.53
Class I	98,214,170	7,295,461	13.46
Class R1	17,669,562	1,313,623	13.45
Class R2	166,794,051	12,359,526	13.50
Class R3	160,057,241	11,881,755	13.47
Class R4	291,138,399	21,613,467	13.47
Class 529A	8,965,002	667,139	13.44
Class 529B	4,827,900	358,633	13.46
Class 529C	4,973,340	367,638	13.53

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $14.28 [100 / 94.25 x $13.46] and $14.26 [100 / 94.25 x $13.44], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$119,631,238
Dividends	95,910,974
Dividends from underlying funds	136,724
Foreign taxes withheld	(489,668)
Total investment income	$215,189,268
Expenses
Management fee	$23,187,382
Distribution and service fees	32,091,564
Program manager fees	18,172
Shareholder servicing costs	9,542,220
Administrative services fee	950,275
Independent Trustees’ compensation	154,574
Custodian fee	303,002
Shareholder communications	430,620
Auditing fees	67,885
Legal fees	117,531
Miscellaneous	458,238
Total expenses	$67,321,463
Fees paid indirectly	(439)
Reduction of expenses by investment adviser	(34,121)
Net expenses	$67,286,903
Net investment income	$147,902,365
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$36,970,050
Foreign currency transactions	(15,675)
Net realized gain (loss) on investments and foreign currency transactions	$36,954,375
Change in unrealized appreciation (depreciation)
Investments	$281,888,946
Translation of assets and liabilities in foreign currencies	48,747
Net unrealized gain (loss) on investments and foreign currency translation	$281,937,693
Net realized and unrealized gain (loss) on investments and foreign currency	$318,892,068
Change in net assets from operations	$466,794,433

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2010	2009
Change in net assets
From operations
Net investment income	$147,902,365	$175,412,922
Net realized gain (loss) on investments and foreign currency transactions	36,954,375	(1,075,573,525)
Net unrealized gain (loss) on investments and foreign currency translation	281,937,693	760,679,650
Change in net assets from operations	$466,794,433	$(139,480,953)
Distributions declared to shareholders
From net investment income	$(153,592,223)	$(187,256,284)
Change in net assets from fund share transactions	$(497,366,899)	$(880,211,729)
Total change in net assets	$(184,164,689)	$(1,206,948,966)
Net assets
At beginning of period	6,708,503,928	7,915,452,894
At end of period (including accumulated distributions in excess of net investment income of $4,201,553 and $5,364,311, respectively)	$6,524,339,239	$6,708,503,928

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.84	$13.17	$16.86	$16.06	$16.11
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.34	$0.39	$0.44	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.63	(0.31)	(2.36)	1.38	0.68
Total from investment operations	$0.94	$0.03	$(1.97)	$1.82	$1.08
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.36)	$(0.41)	$(0.48)	$(0.42)
From net realized gain on investments	—	—	(1.31)	(0.54)	(0.71)
Total distributions declared to shareholders	$(0.32)	$(0.36)	$(1.72)	$(1.02)	$(1.13)
Net asset value, end of period	$13.46	$12.84	$13.17	$16.86	$16.06
Total return (%) (r)(s)(t)	7.45	0.61	(12.77)	11.65	7.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.92	0.87	0.87	0.90
Expenses after expense reductions (f)	0.88	0.92	0.87	0.87	0.90
Net investment income	2.36	2.94	2.62	2.63	2.56
Portfolio turnover	32	56	53	45	48
Net assets at end of period (000 omitted)	$4,357,041	$4,373,436	$5,025,291	$7,017,623	$7,157,485

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.84	$13.17	$16.85	$16.06	$16.10
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.26	$0.29	$0.33	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	0.64	(0.31)	(2.35)	1.37	0.69
Total from investment operations	$0.87	$(0.05)	$(2.06)	$1.70	$0.99
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.28)	$(0.31)	$(0.37)	$(0.32)
From net realized gain on investments	—	—	(1.31)	(0.54)	(0.71)
Total distributions declared to shareholders	$(0.24)	$(0.28)	$(1.62)	$(0.91)	$(1.03)
Net asset value, end of period	$13.47	$12.84	$13.17	$16.85	$16.06
Total return (%) (r)(s)(t)	6.81	(0.05)	(13.30)	10.87	6.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.57	1.52	1.52	1.55
Expenses after expense reductions (f)	1.53	1.57	1.52	1.52	1.55
Net investment income	1.72	2.32	1.96	1.98	1.91
Portfolio turnover	32	56	53	45	48
Net assets at end of period (000 omitted)	$574,454	$775,219	$1,148,445	$1,844,219	$2,245,907

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.90	$13.23	$16.92	$16.12	$16.16
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.26	$0.29	$0.33	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	0.64	(0.31)	(2.36)	1.38	0.69
Total from investment operations	$0.87	$(0.05)	$(2.07)	$1.71	$0.99
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.28)	$(0.31)	$(0.37)	$(0.32)
From net realized gain on investments	—	—	(1.31)	(0.54)	(0.71)
Total distributions declared to shareholders	$(0.24)	$(0.28)	$(1.62)	$(0.91)	$(1.03)
Net asset value, end of period	$13.53	$12.90	$13.23	$16.92	$16.12
Total return (%) (r)(s)(t)	6.79	(0.04)	(13.30)	10.90	6.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.57	1.52	1.52	1.55
Expenses after expense reductions (f)	1.53	1.57	1.52	1.52	1.55
Net investment income	1.71	2.29	1.97	1.98	1.91
Portfolio turnover	32	56	53	45	48
Net assets at end of period (000 omitted)	$840,204	$861,667	$1,014,651	$1,424,639	$1,488,592

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.84	$13.17	$16.85	$16.06	$16.11
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.38	$0.44	$0.50	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	0.63	(0.31)	(2.35)	1.37	0.69
Total from investment operations	$0.99	$0.07	$(1.91)	$1.87	$1.14
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.40)	$(0.46)	$(0.54)	$(0.48)
From net realized gain on investments	—	—	(1.31)	(0.54)	(0.71)
Total distributions declared to shareholders	$(0.37)	$(0.40)	$(1.77)	$(1.08)	$(1.19)
Net asset value, end of period	$13.46	$12.84	$13.17	$16.85	$16.06
Total return (%) (r)(s)	7.83	0.96	(12.40)	11.98	7.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.57	0.52	0.52	0.55
Expenses after expense reductions (f)	0.53	0.57	0.52	0.52	0.55
Net investment income	2.72	3.30	2.97	2.98	2.91
Portfolio turnover	32	56	53	45	48
Net assets at end of period (000 omitted)	$98,214	$104,557	$155,134	$269,510	$242,806

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.83	$13.16	$16.84	$16.06	$16.10
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.26	$0.29	$0.30	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	0.63	(0.30)	(2.35)	1.38	0.70
Total from investment operations	$0.86	$(0.04)	$(2.06)	$1.68	$0.98
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.29)	$(0.31)	$(0.36)	$(0.31)
From net realized gain on investments	—	—	(1.31)	(0.54)	(0.71)
Total distributions declared to shareholders	$(0.24)	$(0.29)	$(1.62)	$(0.90)	$(1.02)
Net asset value, end of period	$13.45	$12.83	$13.16	$16.84	$16.06
Total return (%) (r)(s)	6.76	(0.04)	(13.32)	10.75	6.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.57	1.56	1.66	1.74
Expenses after expense reductions (f)	1.53	1.57	1.56	1.62	1.64
Net investment income	1.71	2.29	1.93	1.83	1.83
Portfolio turnover	32	56	53	45	48
Net assets at end of period (000 omitted)	$17,670	$16,811	$19,505	$16,936	$5,289

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.87	$13.20	$16.89	$16.10	$16.14
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.32	$0.36	$0.38	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	0.64	(0.31)	(2.36)	1.38	0.69
Total from investment operations	$0.93	$0.01	$(2.00)	$1.76	$1.05
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.34)	$(0.38)	$(0.43)	$(0.38)
From net realized gain on investments	—	—	(1.31)	(0.54)	(0.71)
Total distributions declared to shareholders	$(0.30)	$(0.34)	$(1.69)	$(0.97)	$(1.09)
Net asset value, end of period	$13.50	$12.87	$13.20	$16.89	$16.10
Total return (%) (r)(s)	7.35	0.46	(12.90)	11.25	6.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.07	1.05	1.22	1.29
Expenses after expense reductions (f)	1.03	1.07	1.05	1.17	1.19
Net investment income	2.21	2.79	2.45	2.30	2.28
Portfolio turnover	32	56	53	45	48
Net assets at end of period (000 omitted)	$166,794	$152,115	$166,407	$102,667	$51,797

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.85	$13.18	$16.86	$16.07	$16.11
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.34	$0.40	$0.42	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	0.64	(0.30)	(2.35)	1.38	0.70
Total from investment operations	$0.96	$0.04	$(1.95)	$1.80	$1.09
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.37)	$(0.42)	$(0.47)	$(0.42)
From net realized gain on investments	—	—	(1.31)	(0.54)	(0.71)
Total distributions declared to shareholders	$(0.34)	$(0.37)	$(1.73)	$(1.01)	$(1.13)
Net asset value, end of period	$13.47	$12.85	$13.18	$16.86	$16.07
Total return (%) (r)(s)	7.55	0.71	(12.65)	11.54	7.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.82	0.81	0.92	0.94
Expenses after expense reductions (f)	0.78	0.82	0.81	0.92	0.94
Net investment income	2.46	3.00	2.68	2.54	2.55
Portfolio turnover	32	56	53	45	48
Net assets at end of period (000 omitted)	$160,057	$142,968	$106,360	$133,204	$57,485

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.85	$13.18	$16.86	$16.06	$16.11
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.38	$0.43	$0.50	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	0.63	(0.31)	(2.34)	1.36	0.67
Total from investment operations	$0.99	$0.07	$(1.91)	$1.86	$1.12
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.40)	$(0.46)	$(0.52)	$(0.46)
From net realized gain on investments	—	—	(1.31)	(0.54)	(0.71)
Total distributions declared to shareholders	$(0.37)	$(0.40)	$(1.77)	$(1.06)	$(1.17)
Net asset value, end of period	$13.47	$12.85	$13.18	$16.86	$16.06
Total return (%) (r)(s)	7.82	0.96	(12.42)	11.93	7.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.57	0.54	0.63	0.65
Expenses after expense reductions (f)	0.53	0.57	0.54	0.63	0.64
Net investment income	2.71	3.27	2.94	2.85	2.80
Portfolio turnover	32	56	53	45	48
Net assets at end of period (000 omitted)	$291,138	$264,796	$257,120	$202,523	$10,122

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.82	$13.15	$16.83	$16.04	$16.08
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.33	$0.36	$0.39	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	0.63	(0.31)	(2.35)	1.38	0.69
Total from investment operations	$0.93	$0.02	$(1.99)	$1.77	$1.05
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.35)	$(0.38)	$(0.44)	$(0.38)
From net realized gain on investments	—	—	(1.31)	(0.54)	(0.71)
Total distributions declared to shareholders	$(0.31)	$(0.35)	$(1.69)	$(0.98)	$(1.09)
Net asset value, end of period	$13.44	$12.82	$13.15	$16.83	$16.04
Total return (%) (r)(s)(t)	7.36	0.50	(12.88)	11.34	6.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.02	1.05	1.12	1.15
Expenses after expense reductions (f)	0.98	1.02	1.05	1.12	1.14
Net investment income	2.26	2.84	2.44	2.37	2.32
Portfolio turnover	32	56	53	45	48
Net assets at end of period (000 omitted)	$8,965	$8,228	$13,149	$14,753	$12,360

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.84	$13.17	$16.85	$16.06	$16.11
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.25	$0.27	$0.29	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	0.64	(0.31)	(2.35)	1.37	0.68
Total from investment operations	$0.85	$(0.06)	$(2.08)	$1.66	$0.94
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.27)	$(0.29)	$(0.33)	$(0.28)
From net realized gain on investments	—	—	(1.31)	(0.54)	(0.71)
Total distributions declared to shareholders	$(0.23)	$(0.27)	$(1.60)	$(0.87)	$(0.99)
Net asset value, end of period	$13.46	$12.84	$13.17	$16.85	$16.06
Total return (%) (r)(s)(t)	6.65	(0.14)	(13.44)	10.61	6.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.67	1.70	1.77	1.80
Expenses after expense reductions (f)	1.63	1.67	1.70	1.77	1.79
Net investment income	1.61	2.19	1.79	1.72	1.67
Portfolio turnover	32	56	53	45	48
Net assets at end of period (000 omitted)	$4,828	$4,609	$5,018	$5,809	$5,069

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 9/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.90	$13.23	$16.92	$16.12	$16.17
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.25	$0.27	$0.29	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	0.65	(0.31)	(2.36)	1.38	0.68
Total from investment operations	$0.86	$(0.06)	$(2.09)	$1.67	$0.94
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.27)	$(0.29)	$(0.33)	$(0.28)
From net realized gain on investments	—	—	(1.31)	(0.54)	(0.71)
Total distributions declared to shareholders	$(0.23)	$(0.27)	$(1.60)	$(0.87)	$(0.99)
Net asset value, end of period	$13.53	$12.90	$13.23	$16.92	$16.12
Total return (%) (r)(s)(t)	6.69	(0.14)	(13.45)	10.63	6.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.67	1.70	1.77	1.80
Expenses after expense reductions (f)	1.63	1.67	1.70	1.77	1.79
Net investment income	1.60	2.18	1.79	1.72	1.67
Portfolio turnover	32	56	53	45	48
Net assets at end of period (000 omitted)	$4,973	$4,100	$4,372	$5,342	$4,566

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund may invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which

Notes to Financial Statements – continued

there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type,

Notes to Financial Statements – continued

cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,869,974,798	$—	$—	$3,869,974,798
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	836,466,631	—	836,466,631
Non-U.S. Sovereign Debt	—	79,691,609	—	79,691,609
Municipal Bonds	—	17,217,667	—	17,217,667
Corporate Bonds	—	441,232,617	—	441,232,617
Residential Mortgage-Backed Securities	—	909,684,854	—	909,684,854
Commercial Mortgage-Backed Securities	—	107,878,215	—	107,878,215
Asset-Backed Securities (including CDOs)	—	39,282,771	—	39,282,771
Foreign Bonds	—	175,198,419	—	175,198,419
Mutual Funds	77,437,958	—	—	77,437,958
Total Investments	$3,947,412,756	$2,606,652,783	$—	$6,554,065,539

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term

Notes to Financial Statements – continued

securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%.

Notes to Financial Statements – continued

The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The fund may enter into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/10	9/30/09
Ordinary income (including any short-term capital gains)	$153,592,223	$187,256,284

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/10
Cost of investments	$6,050,073,441
Gross appreciation	578,762,208
Gross depreciation	(74,770,110)
Net unrealized appreciation (depreciation)	$503,992,098

Undistributed ordinary income	7,854,105
Capital loss carryforwards	(951,149,308)
Post-October capital loss deferral	(18,875,967)
Other temporary differences	(11,997,943)

As of September 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

9/30/17	$(166,059,755)
9/30/18	(785,089,553)
$(951,149,308)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/10	Year ended 9/30/09
Class A	$107,047,715	$126,297,399
Class B	11,937,410	20,277,427
Class C	15,335,907	19,775,947
Class I	2,769,820	4,631,981
Class R1	314,657	398,556
Class R2	3,719,427	4,021,809
Class R3	3,986,050	3,842,079
Class R4	8,113,449	7,606,319
Class 529A	207,046	218,920
Class 529B	81,068	98,716
Class 529C	79,674	87,131
Total	$153,592,223	$187,256,284

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $6.3 billion of average daily net assets	0.35%
Average daily net assets in excess of $6.3 billion	0.34%

The management fee incurred for the year ended September 30, 2010 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

Effective December 1, 2007, if at the end of any month, the fund’s fiscal year-to-date average daily net assets exceed $11.5 billion and the total expenses for Class A exceed 0.87% of fiscal year-to-date average daily net assets, MFS has agreed in writing to reimburse Class A expenses such that Class A total expenses for the fund year-to-date are no greater than 0.87% of fiscal year-to-date average daily net assets, and to reduce the total expenses of the other share classes by the same percentage. If at the end of any month, the fund’s fiscal year-to-date average daily net assets exceed $12.5 billion and the total expenses for Class A exceed 0.85% of fiscal year-to-date average daily net assets, MFS has agreed in writing to reimburse Class A expenses such that Class A total expenses for the fund year-to-date are no greater than 0.85% of fiscal year-to-date average daily net assets, and to reduce the total expenses of the other share classes by the same percentage. This written agreement

Notes to Financial Statements – continued

excludes interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least November 30, 2012. For the year ended September 30, 2010, the fund’s fiscal year-to-date average daily net assets did not exceed the limits and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $716,465 and $7,259 for the year ended September 30, 2010, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$15,260,801
Class B	0.75%	0.25%	1.00%	1.00%	6,763,984
Class C	0.75%	0.25%	1.00%	1.00%	8,571,561
Class R1	0.75%	0.25%	1.00%	1.00%	173,124
Class R2	0.25%	0.25%	0.50%	0.50%	807,812
Class R3	—	0.25%	0.25%	0.25%	389,459
Class 529A	0.10%	0.25%	0.35%	0.35%	30,639
Class 529B	0.75%	0.25%	1.00%	1.00%	47,461
Class 529C	0.75%	0.25%	1.00%	1.00%	46,723
Total Distribution and Service Fees					$32,091,564

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2010 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. This agreement terminates on January 1, 2011. Effective January 1, 2011, the 0.10% Class A and Class 529A distribution fees will be eliminated.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a

Notes to Financial Statements – continued

shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2010, were as follows:

Amount
Class A	$1,779
Class B	653,174
Class C	44,925
Class 529B	648
Class 529C	19

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2010, were as follows:

Amount
Class 529A	$8,754
Class 529B	4,746
Class 529C	4,672
Total Program Manager Fees	$18,172

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2010, the fee was $3,004,145, which equated to 0.0453% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,538,075.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets.

Notes to Financial Statements – continued

The administrative services fee incurred for the year ended September 30, 2010 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $11,808 and the Retirement Deferral plan resulted in an expense of $3,875. Both amounts are included in independent Trustees’ compensation for the year ended September 30, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $131,896 at September 30, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $55,687 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $66,679 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $34,121, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government Securities	$751,506,314	$661,309,801
Investments (non-U.S. Government Securities)	$1,351,808,093	$1,842,223,923

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/10		Year ended 9/30/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	41,276,546	$545,354,152	48,718,837	$554,847,091
Class B	3,606,024	47,613,500	4,314,406	49,261,116
Class C	7,792,674	103,193,442	10,083,322	115,450,820
Class I	1,411,473	18,635,058	3,027,889	35,396,239
Class R1	341,802	4,515,092	323,612	3,718,024
Class R2	3,999,596	52,931,509	3,349,169	38,630,913
Class R3	3,792,095	49,990,877	6,271,690	69,943,233
Class R4	6,025,693	79,409,942	6,283,311	72,810,263
Class 529A	109,934	1,445,553	103,768	1,174,256
Class 529B	38,058	502,468	20,324	231,911
Class 529C	110,939	1,470,872	64,947	734,007
	68,504,834	$905,062,465	82,561,275	$942,197,873
Shares issued to shareholders in reinvestment of distributions
Class A	7,218,202	$94,564,262	9,830,098	$112,226,959
Class B	815,567	10,679,977	1,591,368	18,082,179
Class C	833,078	10,964,272	1,247,074	14,274,393
Class I	181,346	2,374,339	398,368	4,538,644
Class R1	24,030	314,559	34,968	397,842
Class R2	243,638	3,200,702	294,342	3,370,145
Class R3	303,185	3,975,337	335,016	3,832,281
Class R4	451,215	5,917,506	485,610	5,558,014
Class 529A	15,824	206,964	19,183	218,808
Class 529B	6,188	81,055	8,659	98,698
Class 529C	6,049	79,653	7,600	87,052
	10,098,322	$132,358,626	14,252,286	$162,685,015

Notes to Financial Statements – continued

	Year ended 9/30/10		Year ended 9/30/09
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(65,376,179)	$(861,325,401)	(99,520,967)	$(1,122,404,462)
Class B	(22,119,618)	(292,576,167)	(32,739,615)	(369,218,845)
Class C	(13,296,093)	(176,009,851)	(21,233,784)	(239,060,154)
Class I	(2,438,811)	(32,218,184)	(7,063,654)	(87,029,708)
Class R1	(362,204)	(4,777,494)	(531,227)	(6,052,126)
Class R2	(3,699,645)	(49,003,391)	(4,431,566)	(50,360,031)
Class R3	(3,338,487)	(44,041,365)	(3,552,061)	(40,067,770)
Class R4	(5,468,829)	(72,045,820)	(5,671,693)	(63,983,470)
Class 529A	(100,406)	(1,319,146)	(481,290)	(5,376,525)
Class 529B	(44,466)	(583,747)	(51,111)	(573,439)
Class 529C	(67,040)	(887,424)	(85,244)	(968,087)
	(116,311,778)	$(1,534,787,990)	(175,362,212)	$(1,985,094,617)
Net change
Class A	(16,881,431)	$(221,406,987)	(40,972,032)	$(455,330,412)
Class B	(17,698,027)	(234,282,690)	(26,833,841)	(301,875,550)
Class C	(4,670,341)	(61,852,137)	(9,903,388)	(109,334,941)
Class I	(845,992)	(11,208,787)	(3,637,397)	(47,094,825)
Class R1	3,628	52,157	(172,647)	(1,936,260)
Class R2	543,589	7,128,820	(788,055)	(8,358,973)
Class R3	756,793	9,924,849	3,054,645	33,707,744
Class R4	1,008,079	13,281,628	1,097,228	14,384,807
Class 529A	25,352	333,371	(358,339)	(3,983,461)
Class 529B	(220)	(224)	(22,128)	(242,830)
Class 529C	49,948	663,101	(12,697)	(147,028)
	(37,708,622)	$(497,366,899)	(78,548,651)	$(880,211,729)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2010, the fund’s commitment

Notes to Financial Statements – continued

fee and interest expense were $79,945 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Gain Contingency

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to the SEC, which established a Fair Fund from which settlement funds have been, or will be, distributed to eligible current and former shareholders of the fund and certain other affected MFS retail funds. The Payments, along with additional amounts from a third-party settlement, have been distributed to eligible shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, any undistributed amounts could be designated “residual” and distributed to the fund and certain other affected MFS retail funds for the benefit of fund shareholders. In November 2010, the SEC issued an order designating certain undistributed amounts residual and ordering that such amounts be distributed to the affected MFS retail funds. The SEC order designated other undistributed amounts for use in funding certain additional distribution efforts to eligible shareholders. As a result of the SEC’s approval of the residual payments, the fund recorded a receivable of $1,090,461. Additional residual amounts may be received by the Fund in the future. Certain procedural conditions of the distribution plan (as modified by the November 2010 SEC order) have not been met to date and, as such, the ultimate timing and amount of any payment of additional residual amounts is not known at this time.

(8)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	61,008,142	1,244,452,166	(1,228,022,350)	77,437,958

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$136,724	$77,437,958

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the portfolios comprising MFS Series Trust V) (the “Fund”) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2010

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Michael Roberge Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ

Board Review of Investment Advisory Agreement – continued

from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the

Board Review of Investment Advisory Agreement – continued

MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

Board Review of Investment Advisory Agreement – continued

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A and Class 529A shares, effective January 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 53.43% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. The Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2010 and 2009, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS Research Fund	38,940	38,192
MFS Total Return Fund	58,203	57,077
Total	97,143	95,269

	Audit Fees
	2010	2009
Fees billed by E&Y:
MFS International New Discovery Fund	42,513	41,695

For the fiscal years ended September 30, 2010 and 2009, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS Research Fund	0	0	5,986	5,869	2,035	1,068
To MFS Total Return Fund	0	0	8,283	8,121	2,035	1,068
Total fees billed by Deloitte To above Funds:	0	0	14,269	13,990	4,070	2,136
To MFS and MFS Related Entities of MFS Research Fund*	1,351,877	1,077,192	0	0	0	178,392
To MFS and MFS Related Entities of MFS Total Return Fund*	1,351,877	1,077,192	0	0	0	178,392

Aggregate fees for non-audit services:

	2010	2009
To MFS Research Fund, MFS and MFS Related Entities#	1,666,723	1,310,646
To MFS Total Return Fund, MFS and MFS Related Entities#	1,669,020	1,312,898

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2010	2009	2010	2009	2010	2009
Fees billed by E&Y:
To MFS International New Discovery Fund	0	0	8,101	8,021	0	0
To MFS and MFS Related Entities of MFS International New Discovery Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:

	2010	2009[5]
To MFS International New Discovery Fund, MFS and MFS Related Entities#	246,589	241,901

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	E&Y fees reported in 2009 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended September 30, 2009.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: November 15, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: November 15, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 15, 2010

*	Print name and title of each signing officer under his or her signature.